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Exhibit 10.9

SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT

between

THOMAS GROUP, INC.

and

COMERICA BANK—TEXAS

as of

November 26, 2002

i

9.5.	ERISA	18
9.6.	Use of Loan Proceeds	18
9.7.	New Subsidiary; Guaranties	18
9.8.	Legal Opinions	18
9.9.	Amendment Fee	19
9.10.	New Subsidiaries: Notice; Ownership Interests; Additional Security Agreements.	19
9.11.	Further Assurances	19
9.12.	Tangible Net Worth	20
9.13.	Debt Ratio	20
9.14.	Minimum EBITDA	20
9.15.	Equity	20
9.16.	Lender Warrant	21
SECTION 10.	NEGATIVE COVENANTS	21
10.1.	Acquisitions; New Subsidiaries	21
10.2.	Liens and Encumbrances	21
10.3.	Indebtedness	21
10.4.	Extension of Credit	21
10.5.	Guarantee Obligations	21
10.6.	Subordinate Indebtedness	21
10.7.	Property Transfer, Merger or Lease-Back	21
10.8.	Acquire Securities	22
10.9.	Pension Plans	22
10.10.	Misrepresentations	22
10.11.	Margin Stock	22
10.12.	Compliance with Environmental Laws	22
10.13.	Consecutive Losses	22
10.14.	Capital Expenditures	22
10.15.	Dividends	22
SECTION 11.	EVENTS OF DEFAULT; ENFORCEMENT; APPLICATION OF PROCEEDS	23
11.1.	Events of Default	23
11.2.	Acceleration of Indebtedness	24
11.3.	Application of Proceeds	24
11.4.	Cumulative Remedies	24
SECTION 12.	MISCELLANEOUS	24
12.1.	Independent Rights	24
12.2.	Covenant Independence	24
12.3.	Waivers and Amendments	24
12.4.	GOVERNING LAW	25
12.5.	Survival of Warranties, Etc.	25
12.6.	Attorneys' Fees	25
12.7.	Payments on Saturdays, Etc.	25
12.8.	Binding Effect	25
12.9.	Maintenance of Records	25
12.10.	Notices	25
12.11.	Counterparts; Facsimiles	25
12.12.	Headings	25
12.13.	INDEMNIFICATION	26
12.14.	NO ORAL AGREEMENTS	26

12.15.	Gender	26
12.16.	Severability of Provisions	26
12.17.	Assignment	26
12.18.	Waiver of Jury Trial	26
12.19.	Survival of Agreement	26
12.20.	Audits of Collateral; Fees	27
12.21.	Negative Pledge	27

EXHIBITS AND SCHEDULES

Exhibits
A	—	Borrowing Base Certificate
B	—	Compliance Certificate
Schedules
8.4	—	Actions, Suits, or Proceedings
8.5	—	Permitted Liens
8.11	—	Material Agreements
8.12	—	Debt

SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT

        This SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (this "Agreement"), dated as of November 26, 2002, is between THOMAS GROUP, INC., a Delaware corporation ("Borrower") and COMERICA BANK—TEXAS, a Texas banking association ("Lender").

RECITALS:

        A.    The Borrower and the Lender have entered into that certain First Amended and Restated Revolving Credit Loan Agreement dated as of December 4, 1996 as amended by that certain (a) First Amendment to First Amended and Restated Revolving Credit Loan Agreement dated as of April 1, 1999; (b) Second Amendment to First Amended and Restated Revolving Credit Loan Agreement dated as of December 1, 2001; and (c) Third Amendment to First Amended and Restated Revolving Credit Loan Agreement dated as of March 29, 2002 (as amended and supplemented, the "Existing Loan Agreement").

        B.    The Borrower has requested and the Lender has agreed to restructure the existing credit facilities and to amend and restate the Existing Loan Agreement upon the terms and conditions hereinafter set forth.

        C.    In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

        1.1.    Definitions.    As used in this Agreement, the following terms shall have the respective meanings indicated below:

          "Advance" shall mean a Loan or an advance of funds by the Lender to the Borrower pursuant to this Agreement.

          "Amended and Restated Advance Formula Agreement" shall mean that certain Amended and Restated Advance Formula Agreement dated as of the Closing Date, executed by the Borrower and delivered to the Lender, as the same may be amended, restated or modified from time to time.

          "Advance Request Form" shall mean a certificate, in the form approved by the Lender, properly completed and signed by the Borrower requesting an Advance.

          "Agreement" shall mean this Second Amended and Restated Revolving Credit Loan Agreement, which shall supersede in all respects the Existing Loan Agreement.

          "Amendment Fee" has the meaning assigned to it in Section 9.9 of this Agreement.

          "Applicable Rate" shall mean the Prime Rate plus (i) for Advances evidenced by the Revolving Credit Note, two percent (2%), and (ii) for Advances evidenced by the Term Note, four percent (4%).

          "Authorized Officer" shall mean each officer of the Borrower who has been authorized by the Borrower to request Loans hereunder. On or before the Closing Date, the Borrower shall provide to the Lender, in writing, a list of Authorized Officers, which such list may be amended or modified by the Borrower at any time and from time to time by providing written notice thereof to the Lender.

          "Bankruptcy Code" shall mean Title 11 of the United States Code, as amended, or any successor act or code.

          "Borrower" has the meaning given to such term in the first paragraph of this Agreement.

          "Borrowing Base" shall have the meaning given to such term in the Advance Formula Agreement.

          "Borrowing Base Certificate" shall mean a certificate in the form of Exhibit "A".

          "Business Day" shall mean each day on which the Lender is open to carry on its normal commercial lending business.

          "Capital Expenditure" shall mean any expenditure by a Person for (a) an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classified in relevant financial statements of such Person as equipment, real property, a fixed asset or a similar type of capitalized asset in accordance with GAAP or (b) an asset relating to or acquired in connection with an acquired business, and any and all acquisition costs related to (a) or (b) above.

          "Capitalized Software Cost" shall mean the total capitalized cost (net of accumulated amortization) associated with development of software in accordance with GAAP.

          "Closing Date" shall mean November 26, 2002.

          "Collateral" shall mean all of the Borrower's and each Domestic Subsidiary's assets and all of the following property Borrower and each Domestic Subsidiary now or later owns or has an interest in, wherever located, including without limitation:

            (a)  all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" includes without limitation all Accounts, Chattel Paper (including without limit Electronic Chattel Paper and Tangible Chattel Paper), contract rights, Deposit Accounts, Documents, Instruments and rights to payment evidenced by Chattel Paper, Documents or Instruments, Health Care Insurance Receivables, Commercial Tort Claims, Letters of Credit, Letter of Credit Rights, Supporting Obligations, rights to payment for money or funds advanced or sold, and proceeds of any of the foregoing);

            (b)  all Inventory;

            (c)  all Equipment and Fixtures;

            (d)  all Software (for purposes of this Agreement "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded);

            (e)  all Intellectual Property;

            (f)    Investment Property, including without limitation, securities, securities entitlements, and financial assets, and including without limitation, 100% of the outstanding capital voting stock or other ownership interest of each Subsidiary;

            (g)  all General Intangibles, including without limitation, all of Borrower's or all of each Domestic Subsidiary's rights to any tax refunds from the Internal Revenue Services and proceeds thereof;

            (h)  all Goods, Instruments, Documents, policies and certificates of insurance, Deposit Accounts, money, Investment Property or other property (except real property which is not a fixture) which are now or later in possession or control of Lender, or as to which Lender now or later controls possession by documents or otherwise; and

            (i)    all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Borrower.

          In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

          "Commitment" shall mean the Revolving Credit Commitment.

          "Compliance Certificate" shall mean a certificate to be furnished by Borrower to Lender, in the form of Exhibit "B", certified by the chief financial officer of Borrower (or in such officer's absence, another Authorized Officer of Borrower) pursuant to Section 9.1.3 of this Agreement.

          "Contract Rate" shall mean, as of any date of determination, the Applicable Rate.

          "Control Agreement (Innovative)" shall mean that certain Notice of Pledge and Control Agreement (Issuer of Uncertificated Security) dated as of the Closing Date executed by Borrower, Lender, and Innovative Leadership Company Limited, a limited liability company formed under the laws of Hong King, P.R. China.

          "Control Agreement (Shanghai)" shall mean that certain Notice of Pledge and Control Agreement (Issuer of Uncertificated Security) dated as of the Closing Date executed by Borrower, Lender, and Thomas Group Consulting (Shanghai) Co., Ltd., a limited liability company formed under the laws of P.R. China.

          "Copyrights" shall mean any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

          "Current Maturities of Long Term Indebtedness" shall mean, in respect of a Person and as of any date of determination, that portion of Long Term Indebtedness that should be classified as current in accordance with GAAP.

          "Debt" shall mean, as of any applicable date of determination, all items of indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as balance sheet liabilities in accordance with GAAP.

          "Debt Ratio" shall mean, at any particular time, the ratio resulting as the quotient of (a) the Debt (excluding Subordinated Debt) divided by (b) the Tangible Net Worth.

          "Default" shall mean a condition or event which, with the giving of notice or the passage of time, or both, would result in an Event of Default.

          "Default Rate" shall mean the Maximum Legal Rate.

          "Domestic Subsidiaries" shall mean, collectively, Thomas Group of Sweden, Inc., a Delaware corporation, and Thomas Group of Louisiana, Inc., a Delaware corporation.

          "EBITDA" shall mean at any time, and for the calendar month then ending as computed in accordance with GAAP, (a) the sum of the Borrower's consolidated net income, plus interest expense, taxes, depreciation and amortization expense for the same period, excluding (b) any gain or loss from the sale of any capital assets.

          "Environmental Laws" shall mean any and all federal, state, and local laws, regulations, and requirements pertaining to the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. 6901 et seq., the Occupational Safety and Health Act, as amended, 29 U.S.C. 651 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Clean Water Act as amended, 33 U.S.C. 1251 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. et seq., and all similar laws, regulations, and requirements of any governmental authority or agency having jurisdiction over Borrower or any of its properties or assets, as such laws, regulations, and requirements may be amended or supplemented from time to time.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code.

          "Event of Default" shall mean any of those conditions or events listed in Section 11.1 of this Agreement.

          "Financial Statements" shall mean all those balance sheets, earnings statements and other financial data which have been furnished or will be furnished to the Lender for the purpose of, or in connection with, this Agreement and the transactions contemplated hereby.

          "Foreign Subsidiaries" shall mean, collectively, THOMAS GROUP ASIA PTE LTD, Thomas Group Hong Kong Limited, Thomas Group (Schweiz) GmbH, and Thomas Group (Schweiz Results) GmbH.

          "GAAP" shall mean, as of any applicable date of determination, generally accepted accounting principles consistently applied, as in effect on the date hereof except as otherwise agreed by the Borrower and the Lender.

          "Guarantor" shall mean each Domestic Subsidiary, each Foreign Subsidiary, and any other Person who from time to time guarantees any portion of the Indebtedness.

          "Guaranty" shall mean a guaranty executed by any Guarantor in favor of the Lender securing the Indebtedness of Borrower.

          "Hazardous Substance" shall mean any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

          "Indebtedness" shall mean all loans, advances and indebtedness of the Borrower to the Lender under this Agreement, together with all other indebtedness, obligations and liabilities whatsoever of the Borrower to the Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

          "Intellectual Property" shall mean, collectively, the following:

            (a)  All Copyrights;

            (b)  Any and all trade secrets, and any and all Intellectual Property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

            (c)  Any and all design rights which may be available now or hereafter existing, created, acquired or held;

            (d)  All Patents;

            (e)  All Trademarks;

            (f)    Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above;

            (g)  All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

            (h)  All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents.

          "Judgments" shall mean any judgment or decree against the Borrower or any Guarantor which has or have become nonappealable and which remains undischarged, unsatisfied by insurance and/or unstayed for more than 30 days; also included shall be any writ of attachment or garnishment against the property of the Borrower or any Guarantor in any action(s) claiming more than $25,000 in the aggregate, which in the time allowed by applicable law is neither released nor stayed nor appealed nor bonded in a manner satisfactory to the Lender.

          "Lender" has the meaning given to such term in the first paragraph of this Agreement.

          "Lender Warrant" means that certain Warrant No. 4 issued by the Borrower and dated as of the Closing Date granting Lender the right to purchase, subject to the terms thereof, certain shares of common stock of the Borrower.

          "Loan" shall mean a loan or Advance of funds by the Lender pursuant to the Agreement, including without limitation, all funds advanced under the Term Loan and the Revolving Credit Loan.

          "Loan Documents" shall mean this Agreement, the Security Agreement, the Warrant Documents, the Omnibus Agreement, all promissory notes, security agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, and agreements executed in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended or supplemented from time to time.

          "Long Term Indebtedness" shall mean, in respect of a Person and as of any date of determination, all Debt (other than the aggregate outstanding principal balance of all Revolving Loans) which should be classified as "funded indebtedness" or "long term indebtedness" on a balance sheet of such Person as of such date in accordance with GAAP.

          "Maximum Legal Rate" shall have the meaning specified in Section 4.5 of this Agreement.

          "Net Income" shall mean the net income of a Person for any applicable period of determination, determined in accordance with GAAP, but excluding, in any event, any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account of any excluded losses.

          "New Subsidiary" shall mean any newly created Subsidiary of Borrower.

          "Note" shall mean, collectively, the Revolving Credit Note and the Term Note.

          "Omnibus Agreement" means that certain Omnibus Agreement dated the Closing Date and executed between the Borrower and the Lender.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any Person succeeding to the present powers and functions of the Pension Benefit Guaranty Corporation.

          "Patents" shall mean all patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

          "Permitted Liens" shall mean:

            (a)  Liens and encumbrances in favor of the Lender;

            (b)  Liens for taxes, assessments or other governmental charges incurred in the ordinary course of business and not yet past due or being contested in good faith by appropriate proceedings and for which adequate reserves have been established as reflected by the balance sheet of the Borrower at the time thereof;

            (c)  Liens of mechanics, materialmen, carriers, warehousemen or other like statutory or common law liens securing obligations incurred in good faith in the ordinary course of business that are not yet due and payable;

            (d)  Encumbrances consisting of zoning restrictions, rights-of-way, easements or other restrictions on the use of real property, none of which materially impairs the use of such property by the Borrower or any Subsidiary in the operation of the business for which it is used and none of which is violated in any material respect by any existing or proposed structure or land use;

            (e)  Existing liens described as a part of Schedule 8.5 attached hereto; and

            (f)    Purchase money liens not to exceed $250,000 in the aggregate at any time.

          "Person" shall mean any individual, corporation, partnership, joint venture, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency or other entity.

          "Prime Rate" shall mean that annual rate of interest designated by the Lender as its prime rate and which is changed by the Lender from time to time. The Prime Rate may not necessarily be the lowest rate charged by the Lender.

          "Registration Rights Agreement" means that certain Registration Rights Agreement executed by the Borrower in favor of the Lender dated as of the Closing Date.

          "Revolving Credit Commitment" shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrower in an aggregate principal amount at any time outstanding up to but not to exceed the lesser of (i) the Borrowing Base; or (ii) $3,000,000.

          "Revolving Credit Loan" shall mean an advance made, or to be made, under the revolving credit loan facility to or for the credit of Borrower by the Lender pursuant to Section 2 of this Agreement.

          "Revolving Credit Note" shall mean that certain Amended and Restated Revolving Credit Note dated as of the Closing Date in the amount of $3,000,000 executed by the Borrower and payable to the order of the Lender, as the same has been or may hereafter be amended, restated, extended, increased, renewed or otherwise modified from time to time, and substitutions therefor.

          "Revolving Credit Termination Date" shall mean the earlier to occur of (i) September 1, 2003, subject to prior acceleration upon the occurrence of an Event of Default and the expiration of any applicable cure period, or (ii) the date on which all Loans are paid in full.

          "Security Agreement" shall mean, collectively, the following security agreements, each executed in favor of Lender, as each may be amended, restated, supplemented or otherwise modified from time to time: (i) Security Agreement executed by Borrower dated as of December 1, 2001; (ii) Restated Security Agreement executed by Borrower dated as of March 29, 2002; (iii) Security Agreement (Negotiable Collateral) executed by Borrower dated as of March 29, 2002; (iv) Security Agreement executed by Thomas Group of Louisiana, Inc. dated as of March 29, 2002; (v) Security Agreement executed by Thomas Group of Sweden, Inc. dated as of March 29, 2002; (vi) Security Agreement (Intellectual Property) executed by Borrower dated as of March 29, 2002; (vii) Security Interest Assignment of Copyrights, Patents, and Trademarks executed by Borrower dated as of March 29, 2002; and (viii) such other security agreements as from time to time may be executed by the Borrower or any Guarantor for the benefit of Lender to secure the Indebtedness of the Borrower, whether pursuant to this Agreement or otherwise.

          "Subordinated Debt" shall mean all unsecured Debt, the payment of which has been subordinated in writing, in form and substance satisfactory to the Lender.

          "Subsidiaries" shall mean any entity of which more than fifty percent (50%) of the outstanding voting securities shall, as of any applicable date of determination, be owned directly, or indirectly through one or more intermediaries, by the Borrower.

          "Swiss Subsidiaries" shall mean Thomas Group (Schweiz) GMBH and Thomas Group (Schweiz Results) GMBH, each of which are Swiss entities.

          "Tangible Net Worth" shall mean, as of any applicable date of determination, the sum of (i) the book value of all assets of Borrower and the Subsidiaries (other than patents, patent rights, trademarks, trade names, franchises, purchase allocations to software, Capitalized Software Cost, copyrights, goodwill, and similar intangible assets) after all appropriate deductions (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), all as determined on a consolidated basis in accordance with GAAP, minus (ii) all Debt of the Borrower and its Subsidiaries which, in accordance with GAAP, would be required to be presented on their consolidated balance sheet at such date, plus (iii) Subordinated Debt to the extent such Subordinated Debt is included in the computation of Debt in clause (ii) preceding in this definition.

          "Term Loan" shall mean the single Advance Loan made, or to be made, by Lender to or for the credit of Borrower not to exceed Five Million and No/100 Dollars ($5,000,000) in the aggregate.

          "Term Loan Termination Date" shall mean the earlier to occur of (i) September 1, 2003, subject to prior acceleration upon the occurrence of an Event of Default and the expiration of any applicable cure period, or (ii) the date on which all Loans are paid in full.

          "Term Note" shall mean that certain Variable Rate—Installment Note dated as of March 29, 2002 in the original principal amount of $5,000,000 executed by Borrower, payable to the order of Lender as the same may be renewed, extended, modified, increased or restated from time to time.

          "Trademarks" shall mean any trademark or servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of Texas and as amended from time to time.

          "Warrant Documents" means, collectively, the Lender Warrant and the Registration Rights Agreement.

        1.2.    Accounting Terms.    All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP. All accounting terms and calculations herein with respect to the Borrower and the Subsidiaries shall be made after elimination of all inter-company accounts and transactions among them.

        1.3.    Singular and Plural.    Where the context herein requires, the singular number shall be deemed to include the plural, and vice versa.

        1.4.    General.    Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time.

SECTION 2. REVOLVING CREDIT LOANS

        2.1.    Revolving Credit Commitment.    Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make one or more Revolving Credit Loans to the Borrower from time to time from the date hereof to and including the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of the Revolving Credit Commitment as then in effect; provided, however that the Lender shall not be obligated to make any Revolving Credit Loan which would cause the principal balance of all outstanding Revolving Credit Loans to exceed the Revolving Credit Commitment. Subject to the limitations and the other terms and provisions of this Agreement, the Borrower may from time to time borrow, repay and reborrow hereunder the amount of the Revolving Credit Commitment by means of Advances; provided that the Lender shall not have an obligation to make any Revolving Credit Loan on a day which is not a Business Day.

        2.2.    Revolving Credit Note.    The obligation of the Borrower to repay the Revolving Credit Loans and interest thereon shall be evidenced by the Revolving Credit Note. The principal balance of Revolving Credit Note shall in any event, subject to prior acceleration, be payable in full on the Revolving Credit Termination Date. Interest on the Revolving Credit Loans shall be payable in accordance with Section 4.1. The Borrower shall pay to the Lender the amount by which the unpaid principal balance of the Revolving Credit Loans exceed the Revolving Credit Commitment, such payment to be made within one Business Day after any such excess occurs.

        2.3.    Use of Proceeds.    Proceeds of the Revolving Credit Loans shall be used by the Borrower for working capital purposes.

SECTION 2A. TERM LOAN

        2A.1    Term Loan.    On March 29, 2002, the Lender disbursed funds, in a single Advance, under the Term Loan, as evidenced by the Term Note. The Term Loan is fully funded and the Lender has no further funding obligations thereunder.

        2A.2    Repayment of and Interest on Term Loan.    The Indebtedness from time to time outstanding under and evidenced by the Term Note shall bear interest at the rate provided in the Term Note and all outstanding principal and accrued and unpaid interest shall be payable as provided in the Term Note. Borrower shall not be permitted to reborrow any amounts repaid under the Term Note.

        2A.3    Use of Proceeds of Term Loan.    All of the proceeds of the Term Loan shall be used to repay a portion of the unpaid balance of the Revolving Credit Loans as in existence immediately prior to the Term Loan single Advance.

SECTION 3. LETTERS OF CREDIT

        This Section 3 is intentionally deleted. The Lender has no obligation to issue any letter of credit for the benefit of Borrower or any of its Subsidiaries.

SECTION 4. GENERAL—ALL LOANS

        4.1.    Interest.    The unpaid principal amount of the Advances shall bear interest prior to the Term Loan Termination Date or the Revolving Credit Termination Date, as applicable, at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate for any Advance shall exceed the Maximum Legal Rate, thereby causing the interest accruing on such Advance to be limited to the Maximum Legal Rate, then any subsequent reduction in the Applicable Rate for such Advance shall not reduce the rate of interest on such Advance below the Maximum Legal Rate until the aggregate amount of interest accrued on such Advance equals the aggregate amount of interest which would have accrued on such Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Advances shall be due and payable as provided in the Term Note or Revolving Credit Note, as applicable. Notwithstanding the foregoing, any outstanding principal of any Advance and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

        4.2.    Borrowing Procedure.

          (a)    Advances under the Revolving Credit Loans.    The Borrower shall give the Lender notice by means of an Advance Request Form of each requested Advance under the Revolving Credit Note on the same day (by 2:00 p.m. Dallas time) of the requested date of each Advance, specifying: (a) the requested date of such Advance (which shall be a Business Day), and (b) the amount of such Advance. The Lender at its option may accept telephonic Advance requests by an Authorized Officer, provided that such acceptance shall not constitute a waiver of the Lender's right to delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by the Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Lender. Each Advance shall be in a minimum principal amount of $50,000. Subject to the terms and conditions of this Agreement, each Advance shall be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower maintained with the Lender at the principal office designated by the

  Borrower. All notices under this Section shall be irrevocable and shall be given not later than 2:00 P.M. Dallas, Texas time on the day which is not less than the number of Business Days specified above for such notice.

          (b)    Advances under the Term Loan.    The Term Loan is fully funded and the Borrower is not entitled to any further advances thereunder.

        4.3.    Payment.    All payments of principal, interest, and other amounts to be paid by the Borrower under this Agreement or any other Loan Document shall be paid to the Lender at the address set forth herein for the delivery of notices to the Lender, in U.S. dollars in immediately available funds, without setoff or counterclaims, at or before 2:00 p.m. Dallas, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Lender the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Lender may apply such payment to the Indebtedness in such order and manner as it may elect in its sole discretion). Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment shall be deemed due on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

        4.4.    Maximum Legal Rate.    The following provisions shall control this Agreement and each Note:

          (a)  No agreements, conditions, provision or stipulations contained in this Agreement or in any other Loan Document, or the occurrence of an Event of Default, or the exercise by the Lender of the right to accelerate the payment of the maturity of principal and interest on any Note, or to exercise any option whatsoever contained in this Agreement or any other Loan Document, or the arising of any contingency whatsoever, shall entitle the Lender to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal laws as now or as may hereinafter be in effect (the "Maximum Legal Rate") and in no event shall the Borrower be obligated to pay interest exceeding such Maximum Legal Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the Borrower to pay a rate of interest exceeding the Maximum Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate (the "Excess"), the Borrower acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be, first, applied to reduce the principal of any obligations due, and, second, returned to the Borrower, it being the intention of the parties hereto not to enter at any time into an usurious or otherwise illegal relationship. The parties hereto recognize that with fluctuations in the Contract Rate from time to time announced by the Lender such an unintentional result could inadvertently occur. By the execution of this Agreement, the Borrower covenants that (a) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (b) the Borrower shall not seek or pursue any other remedy, legal or equitable, against the Lender based, in whole or in part, upon the charging or receiving of any interest in excess of the Maximum Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Lender, all interest at any time contracted for, charged or received by the Lender in connection with the Borrower's obligations shall be amortized, prorated, allocated and spread during the entire term of this Agreement. If at any time the rate of interest payable hereunder shall be computed on the basis of the Maximum Legal Rate, any subsequent reduction in the Contract Rate shall not reduce such interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Agreement equals the total amount of interest which would have accrued if such interest had been at all times computed solely on the basis of the Contract Rate.

          (b)  Unless preempted by federal law, the rate of interest from time to time in effect hereunder shall not exceed the "weekly ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended.

          (c)  The provisions of this Section shall be deemed to be incorporated into every document or communication relating to the Indebtedness which sets forth or prescribes any account, right or claims or alleged account, right or claim of the Lender with respect to the Borrower (or any other obligor in respect of the Indebtedness), whether or not any provision of this Section is referred to therein. All such documents and communications and all figures set forth therein shall, for the sole purpose of computing the extent of the obligations asserted by the Lender thereunder, be automatically recomputed by the Borrower or any other obligor, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

          (d)  If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Agreement than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law, as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to the Lender by reason thereof shall be payable upon demand.

          (e)  The provisions of Chapter 346 of the Texas Finance Code, as amended, are specifically declared by the parties hereto not to be applicable to this Agreement or any other Loan Document or to the transactions contemplated hereby or thereby.

        4.5.    Basis of Computation.    The amount of all interest payable hereunder shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

        4.6.    Prepayments.

          4.6.1.    Mandatory Prepayments.    The Borrower shall pay to the Lender as a payment on the Revolving Credit Note the amount required by the last sentence of Section 2.2 whenever an excess of the Loan balance occurs as set forth therein, together with all interest accrued and unpaid on the amount of such excess.

          4.6.2.    Optional Prepayments.    The Borrower may, upon same-day notice to the Lender, prepay the Advances in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, and each partial prepayment shall be in the principal amount of $50,000 or an integral multiple thereof. All notices under this Section shall be irrevocable and shall be given not later than 2:00 P.M. Dallas, Texas time, on the day which is not less than the number of Business Days specified above for such notice.

SECTION 5. YIELD PROTECTION AND ILLEGALITY

        This Section 5 is intentionally deleted.

SECTION 6. SECURITY

        6.1.    Setoff.    If an Event of Default shall have occurred and be continuing, the Lender shall have the right to set off and apply against any Indebtedness then due in such manner as the Lender may determine, at any time and without notice to the Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Lender to the Borrower. The rights and remedies of the Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights or setoff) which the Lender may have.

        6.2.    Collateral.    Borrower hereby pledges, assigns, and grants to the Lender, as security interest in all of its right, title, and interest in and to the Collateral to secure the prompt and complete payment and performance of the Indebtedness.

SECTION 7. CONDITIONS PRECEDENT

        7.1.    Conditions to the Effectiveness of this Agreement.    The effective date of this Agreement, and the obligations of the Lender under this Agreement, are subject to the occurrence, prior to or on the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part by the Lender in writing:

          7.1.1.    Documents Executed and Delivered.    The Borrower shall have executed (or caused to be executed) and delivered to the Lender the following documents, agreements, and instruments:

            (a)  this Agreement;

            (b)  the Revolving Credit Note;

            (c)  the Term Note;

            (d)  the Amended and Restated Advance Formula Agreement;

            (e)  the Lender Warrant;

            (f)    the Registration Rights Agreement;

            (g)  the Omnibus Agreement;

            (h)  Control Agreement (Innovative);

            (i)    Control Agreement (Shanghai); and

            (j)    Delivery of original Stock Certificate Number 5 representing 2 shares and Stock Certificate Number 7 representing 9,996 shares, in each case, of THOMAS GROUP ASIA PTE LTD. in the name of Thomas Group, Inc., with corresponding blank stock powers executed by Borrower.

          7.1.2.    Certificate—Borrower.    A certificate of the Secretary or an Assistant Secretary or other appropriate officer of the Borrower certifying (i) resolutions of the Board of Directors of the Borrower which authorize the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or is to be a party hereunder, and (ii) the names and signatures of the officers of the Borrower authorized to sign this Agreement and each of the other Loan Documents to which the Borrower is or is to be a party hereunder.

          7.1.3.    Certificate—Domestic Subsidiary; Foreign Subsidiary.    A certificate of the Secretary or an Assistant Secretary or other appropriate officer of each Domestic Subsidiary and each Foreign Subsidiary certifying (i) resolutions of the Board of Directors of such entity or actions of any other body which authorize the execution, delivery and performance by such entity of the Loan Documents to which such entity is or is to be a party hereunder, and (ii) the names and signatures of the officers of such entity authorized to sign the Loan Documents to which such entity is or is to be a party hereunder.

          7.1.4.    Certificate of Good Standing and Other Certificates.    The Borrower shall have furnished to the Lender a certificate of good standing, a certificate of existence, and a certified copy of the organizational documents of Borrower, which shall have been certified in each case by the agency issuing the same as of a date reasonably near the date hereof. The Borrower shall also have furnished to the Lender its bylaws.

          7.1.5.    Approval of Lender Counsel.    All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall have been satisfactory to and approved by legal counsel for the Lender, and said counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as they shall have reasonably requested.

          7.1.6.    Other Information and Documentation.    The Lender shall have received such other information, certificates and executed documents, agreements, or instruments as it shall have reasonably requested in form and substance satisfactory to the Lender.

        7.2.    Conditions to All Loans.    The obligation of the Lender to make any Loan is subject to the occurrence, prior to or on the requested date of each such Loan, of each of the following conditions, any or all of which may be waived in whole or in part by the Lender in writing:

          7.2.1.    Loan Request.    The Lender shall have received a written Advance Request Form, executed by the appropriate officer of the Borrower and timely delivered as required by this Agreement.

          7.2.2.    No Default.    As of such date:

            (a)  No Default or Event of Default shall have then occurred and be continuing; and

            (b)  Each warranty or representation set forth in Section 8 of this Agreement shall be true and correct.

SECTION 8. WARRANTIES AND REPRESENTATIONS

        The Borrower represents and warrants to the Lender:

        8.1.    Corporate Existence and Power.    (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has the corporate power and authority to own its properties and assets and to carry out its business as now being conducted and is qualified to do business and in good standing in every jurisdiction wherein such qualification is necessary and (iii) has the corporate power and authority to execute and perform this Agreement, to borrow money in accordance with its terms, to execute and deliver the Loan Documents to be executed by each respective entity and to do any and all other things required of it hereunder.

        8.2.    Authorization and Approvals.    As to the Borrower, the execution, delivery and performance of this Agreement, the borrowing hereunder, and the execution and delivery of each of the other Loan Documents contemplated hereby (a) have been duly authorized by all requisite corporate action, (b) do not require registration with or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body, or, if such registration, consent or approval is required, the same has been obtained and disclosed in writing to the Lender, (c) will not violate any provision of law, any order of any court or other agency of government, the articles of incorporation or bylaws of the Borrower, any provision of any indenture, agreement or other instrument to which the Borrower is a party, or by which it or any of its properties or assets are bound, (d) will not be in conflict with, result in a breach of or constitute (with or without notice or passage of time) a default under any indenture, agreement or other instrument, and (e) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets other than in favor of the Lender and as contemplated hereby.

        8.3.    Valid and Binding Agreement.    This Agreement is, and each of the other Loan Documents will be, when delivered, valid and binding obligations of the Borrower, in each case enforceable in accordance with their respective terms except as limited by insolvency, bankruptcy or similar laws and equitable principles affecting the enforcement of creditors' rights generally.

        8.4.    Actions, Suits or Proceedings.    Except as disclosed on Schedule 8.4 or otherwise disclosed in writing to the Lender, there are no actions, suits or proceedings, at law or in equity, and no proceedings before any arbitrator or by or before any governmental commission, board, bureau or other administrative agency, pending, or, to the best knowledge of the Borrower, threatened against or affecting the Borrower, or any properties or rights of the Borrower, which, if adversely determined, could materially impair the right of the Borrower to carry on business substantially as now conducted or could have a material adverse effect upon the financial condition of the Borrower.

        8.5.    No Liens, Pledges, Mortgages or Security Interests.    Except for Permitted Liens, none of the Borrower's assets and properties is subject to any mortgage, pledge, lien, security interest or other encumbrance of any kind or character.

        8.6.    Accounting Principles.    The Financial Statements have been prepared on a consolidated basis in accordance with GAAP and fairly present the financial condition of the Borrower as of the dates, and the results of its operations for the periods, for which the same are furnished to the Lender. To the best of Borrower's knowledge and belief, the Borrower has no material contingent obligations, liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, the Financial Statements or otherwise disclosed in writing to the Lender.

        8.7.    No Adverse Changes.    There has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower since the date of the latest of the Financial Statements or otherwise disclosed in writing to the Lender.

        8.8.    Conditions Precedent.    As of the date of each Loan hereunder, all appropriate conditions precedent referred to in this Agreement shall have been satisfied (or waived in writing by the Lender).

        8.9.    Taxes.    The Borrower has filed by the due date therefor all federal, state and local tax returns and other reports required by law to be filed and which are material to the conduct of their businesses, has paid or caused to be paid all taxes, assessments and other governmental charges that are shown to be due and payable under such returns, and has made adequate provision for the payment of such taxes, assessments or other governmental charges which have accrued but are not yet payable. The Borrower has no knowledge of any deficiency or assessment in a material amount in connection with any taxes, assessments or other governmental charges not adequately disclosed in the Financial Statements or otherwise disclosed in writing to the Lender.

        8.10.    Compliance with Laws.    The Borrower has complied with all applicable laws, to the extent that failure to comply would materially interfere with the conduct of its businesses.

        8.11.    Material Agreements.    Except as disclosed on Schedule 8.11 or otherwise disclosed in writing to the Lender, the Borrower has no Debt or any material contracts or commitments for Debt; to the best knowledge of the Borrower has complied with the provisions of such contracts or commitments; and to the best knowledge of Borrower, no party to such agreements is in default thereunder, nor has there occurred any event which with notice or the passage of time, or both, would constitute such a default.

        8.12.    Margin Stock.    The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System,

and no part of the proceeds of any Loan hereunder will be used, directly or indirectly, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any other purpose which might violate the provisions of Regulation G, T, U or X of the said Board of Governors. The Borrower does not own any margin stock.

        8.13.    Pension Funding.    The Borrower has not incurred any material accumulated funding deficiency within the meaning of ERISA or any material liability to the PBGC in connection with any employee benefit plan established or maintained by the Borrower and no presently existing reportable event or presently existing prohibited transaction, as defined in ERISA, has occurred with respect to such plans.

        8.14.    Misrepresentation.    No warranty or representation by the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such warranty or representation not misleading in light of the circumstances under which it was made.

        8.15.    Loans and Representations.    At the time of each Loan request, the Borrower, unless otherwise disclosed to the Lender in writing, shall be deemed to represent and warrant to the Lender, as an inducement to having the Lender make the requested Loan, that as of the date of such Loan request (a) all representations and warranties contained in this Agreement are true and correct in all respects, and (b) no Default or Event of Default exists.

        8.16.    Capitalization and Voting Rights.

          (i)  As of the Closing Date, the authorized capital stock of the Borrower consists of 25,000,000 designated shares of Common Stock, of which 9,555,309 shares are issued and outstanding. The Borrower has reserved up to an additional 365,132 shares of its Common Stock for options and stock purchase rights granted or to be granted in the future under the Borrower's stock option plans and up to 397,443 shares of Common Stock issuable upon exercise of the Lender Warrant. The Borrower is not a party or subject to any agreement or understanding, and, to the Borrower's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Borrower except as to the rights of General John T. Chain, Jr. and Edward P. Evans, as described in that certain Amended and Restated Note and Warrant Purchase Agreement dated as of October 17, 2002 executed among the Borrower, General John T. Chain, Jr., and Edward P. Evans. The shares issuable upon exercise of the Lender Warrant, when issued pursuant thereto, will be duly authorized, validly issued, fully paid and nonassessable.

        (ii)  Reference is hereby made to that certain Amended and Restated Note and Warrant Purchase Agreement dated as of October 17, 2002, executed among Borrower, General John T. Chain, Jr. ("Chain"), and Edward P. Evans ("Evans") (the "Purchase Agreement"). As of the Closing Date, Chain and Evans have each converted their respective Notes (as such term is defined in the Purchase Agreement) into the aggregate of 5,364,002 shares of common stock of Borrower. As of the Closing Date, neither Chain nor Evans has exercised their respective rights to purchase shares of common stock of Borrower under their respective Warrants (as such term is defined in the Purchase Agreement).

        8.17.    Offering.    The offer, sale and issuance of the Lender Warrant as contemplated by this Agreement and the issuance of Common Stock upon the conversion or exercise thereof, are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, and neither the Borrower nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. None of the transactions contemplated herein or in the Lender Warrant or the Registration Rights Agreement require any consent, approval or authorization of, or declaration, filing or registration with any securities exchange, any government or state (or any subdivision thereof) of or in the United States, or any agency, authority, bureau, commission, department or similar body or instrumentality thereof or any government court or tribunal, other than pursuant to Regulation D of the Securities Act and pursuant to applicable state "blue sky" laws.

        8.18.    Stock Certificates.    As of the Closing Date, the stock or other ownership interest of each Subsidiary (other than THOMAS GROUP ASIA PTE LTD) is uncertificated. Stock Certificate Number 5 and Stock Certificate Number 7, each in the name of Thomas Group, Inc., represent 100% of the outstanding capital voting stock (or applicable ownership interest) of THOMAS GROUP ASIA PTE LTD.

SECTION 9. AFFIRMATIVE COVENANTS

        From the date hereof until the Indebtedness is paid in full, the Borrower covenants and agrees that as to the Borrower, it will:

        9.1.    Financial and Other Information.

          9.1.1.    Annual Financial Reports.    Furnish to the Lender in form satisfactory to the Lender not later than ninety (90) days after the close of each fiscal year of Borrower, beginning with the fiscal year ending December 31, 2002, on a consolidated and consolidating basis, a balance sheet as at the close of each such fiscal year, statements of income and statements of cash flow for each such fiscal year of Borrower and the Subsidiaries, and such other comments and financial details as are usually included in similar reports. Such consolidated reports shall be audited in accordance with GAAP by independent certified public accountants of recognized standing selected by Borrower and acceptable to the Lender and shall contain unqualified opinions as to the fairness of the statements therein contained.

          9.1.2.    Monthly Financial Statements.    Furnish to the Lender not later than thirty (30) days after the close of each month (except when the end of a month is also the end of a calendar quarter, in which case 45 days after the end of such month), beginning with reports for the month ending September 30, 2002, financial statements containing the consolidated and consolidating balance sheet of Borrower as of the end of each month, consolidated and consolidating statements of income of Borrower up to the end of each month. These statements shall be prepared on substantially the same accounting basis as the statements required in Section 9.1.1 of this Agreement and shall be in such detail as the Lender may require, and in the case of the quarterly statements, the accuracy of the statements (subject to year-end adjustments) shall be certified by an authorized officer of the Borrower.

          9.1.3.    Monthly Compliance Certificate.    Furnish to the Lender not later than thirty (30) days after the close of each calendar month (beginning November 30, 2002) a Compliance Certificate, dated as of the end of the calendar month immediately prior to the due date for such Certificate, in a form acceptable to the Lender in its sole discretion, certifying that, as of the date thereof, no Default or Event of Default shall have occurred and be continuing, or if any Default or Event of Default shall have occurred and be continuing, specifying in detail the nature and period of existence thereof and any action taken or proposed to be taken by Borrower with respect thereto, and also certifying as to whether Borrower is in compliance with the financial covenants contained herein (which certificate shall set forth, in reasonable detail, the calculations and the resultant ratios and financial tests determined thereunder).

          9.1.4.    Adverse Events.    Promptly inform the Lender of the occurrence of any Event of Default or Default, or of any occurrence which has or could reasonably be expected to have a materially adverse effect upon the Borrower's business, properties, financial condition or ability to comply with its obligations hereunder.

          9.1.5.    Management Letters; Securities Reports.    Furnish to the Lender, promptly upon receipt thereof, copies of all management letters submitted to the Borrower by independent certified public accountants in connection with any annual or interim audit of the books of the Borrower, and promptly, upon filing or distributing the same, all forms 10Q, 10K and shareholder reports.

          9.1.6.    ERISA.    Certify to the Lender annually on or about each January 1, that the filings referred to in Section 9.5 have been made.

          9.1.7.    Other Information as Requested.    Promptly furnish to the Lender such other information regarding the operations, business affairs and financial condition of the Borrower as the Lender may reasonably request from time to time and permit the Lender, its employees, attorneys and agents, to inspect all of the books, records and properties of the Borrower at any reasonable time.

          9.1.8.    Weekly Borrowing Base Certificate.    Furnish to the Lender not later than Wednesday of each week (beginning November 27, 2002) a Borrowing Base Certificate, dated as of the end of the week immediately prior to the due date for such Borrowing Base Certificate, in a form reasonably acceptable to the Lender in its sole discretion in order to permit the Lender to calculate the Borrowing Base.

          9.1.9.    Accounts Receivable Agings.    Furnish to the Lender as soon as available, and in any event within twenty (20) days after and as of the end of each calendar month: (i) reasonably detailed agings and reports of accounts receivable of Borrower and any Subsidiary acquiring accounts receivable from the United States of America or Canada; and (ii) a summary of agings and reports of accounts receivable of Borrower, consolidated.

          9.1.10.    Accounts Payable Agings.    Furnish to the Lender as soon as available, and in any event within twenty (20) days after and as of the end of each calendar month, detailed agings and reports of accounts payable of Borrower and any Subsidiary as may be requested by the Lender, in form and detail satisfactory to the Lender in its sole discretion.

          9.1.11.    Other Reports.    Furnish to the Lender not later than the twentieth (20th) day of each month (beginning November 20, 2002), a backlog report of business under contract and other business development.

        9.2.    Insurance.    Keep its insurable properties adequately insured and maintain (a) insurance against fire and other risks customarily insured against by companies engaged in the same or a similar business to that of the Borrower, (b) necessary worker's compensation insurance, (c) public liability and product liability insurance, and (d) such other insurance as may be required by law or as may be reasonably required in writing by the Lender, all of which insurance shall be in such amounts, containing such terms, in such form, for such purposes and written by such companies as may be satisfactory to the Lender in the reasonable exercise of its judgment. All such policies shall contain a provision whereby they may not be canceled except upon thirty days' prior written notice to the Lender. The Borrower will deliver to the Lender, at the Lender's request, evidence satisfactory to the Lender that such insurance has been so procured. If the Borrower fails to maintain satisfactory insurance as herein provided, the Lender shall have the option to do so, and the Borrower agrees to repay the Lender, with interest at three percent (3%) per annum plus the Prime Rate, all amounts so expended by the Lender.

        9.3.    Taxes.    Pay promptly and within the time that they can be paid without interest or penalty all taxes, assessments and similar imposts and charges of every kind and nature lawfully levied, assessed or imposed upon them and their property, except to the extent being contested in good faith and for which adequate reserves have been established on the balance sheet of the Borrower. If the Borrower shall fail to pay such taxes and assessments by their due date, the Lender shall have the option to do so, and the Borrower agrees to repay the Lender, with interest at three percent (3%) per annum plus the Prime Rate, all amounts so expended by the Lender.

        9.4.    Maintain Legal Existence and Business.    Do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchise and comply with all applicable laws; continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchise and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order and condition; and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

        9.5.    ERISA.    (a) At all times meet the minimum funding requirements of ERISA with respect to the Borrower's employee benefit plans subject to such minimum funding requirements; (b) promptly after the Borrower knows or has reason to know (i) of the occurrence of any event which would constitute a reportable event or prohibited transaction under ERISA, or (ii) that the PBGC or the Borrower has instituted or will institute proceedings to terminate an employee pension plan, deliver to the Lender a certificate of the chief financial officer of the Borrower setting forth details as to such event or proceedings and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such event which may be required to be filed with the PBGC; and (c) deliver to the Lender a copy of the annual return (including all schedules and attachments) for each plan covered by ERISA, and filed with the Internal Revenue Service by the Borrower, not later than ten (10) days after receipt of a written request from the Lender for such report.

        9.6.    Use of Loan Proceeds.    Use the proceeds of the Loans hereunder for the purposes set forth herein.

        9.7.    New Subsidiary; Guaranties.    At the time of (i) formation of any New Subsidiary incorporated or formed under the laws of the United States, and (ii) at Lender's request, the Borrower shall promptly deliver to the Lender a written Guaranty of all Indebtedness.

        9.8.    Legal Opinions.    No later than December 6, 2002 (with regard to legal opinions relating to the pledge of GmbH units of the Swiss Subsidiaries), the Borrower will provide to Lender, addressed to Lender, a legal opinion in content satisfactory to Lender in its sole discretion from foreign counsel acceptable to Lender, advising Lender (a) that the pledge of stock of the Swiss Subsidiaries has been duly authorized by all necessary corporate and shareholder action, (b) that the pledged shares of each such Subsidiary, as evidenced by the stock certificates delivered for pledge to Lender, represent 100% of the issued and outstanding capital voting stock or other ownership interest of each such Subsidiary, (c) that such pledge transactions perfect a security interest in such pledged stock or other ownership interests and are valid, binding and enforceable against the pledgor in such transactions under the laws of the state (or country) of organization of each entity whose stock is pledged, and (d) in the case of the Swiss Subsidiaries, (i) that no registration of the pledge transaction is required under the laws of the country or organization for each Swiss Subsidiary, (ii) that the choice of law provisions in each respective Pledge Agreement will be upheld under the laws of the jurisdiction of organization for each Swiss Subsidiary. All foreign counsel opinions furnished in connection with the pledge of GmbH units of the Swiss Subsidiaries shall be furnished by counsel licensed to practice law in Switzerland. Should Lender determine in its sole discretion that all steps necessary to perfect Lender's security interest in such pledged stock have been satisfied, and that all the terms described in this Section 9.15 have been satisfied, then the Lender agrees that it shall execute documentation releasing each Foreign Subsidiary from its obligations under each of their respective Guaranties.

        9.9.    Amendment Fee.    The Borrower shall pay to the Lender for the account of the Lender an amendment fee in connection with the execution of the amendments preceding this Agreement in the amount of $150,000, which shall be payable on the earlier of September 1, 2003 or the full repayment of the Term Loan and the Revolving Credit Loan (the "Amendment Fee").

        9.10.    New Subsidiaries: Notice; Ownership Interests; Additional Security Agreements.

          (a)    Notice.    If, at any time after the Closing Date, the Borrower creates or acquires a New Subsidiary incorporated or formed under the laws of the United States, the Borrower shall provide the Lender with immediate written notice thereof.

          (b)    Ownership Interests.    Upon the creation or acquisition of any New Subsidiary any time after the Closing Date, the Borrower shall cause the owner of stock of each New Subsidiary to execute a Security Agreement (or an amendment to an existing Security Agreement) in favor of the Lender, pledging 100% of the outstanding capital voting stock or other ownership interest of such New Subsidiary should such New Subsidiary be incorporated or formed under the laws of the United States, or pledging no less than 65% of the outstanding capital voting stock or other ownership interest of such New Subsidiary should such New Subsidiary be incorporated or formed under the laws of any nation other than the United States.

          (c)    Additional Security Agreements.    Upon the creation of any New Subsidiary incorporated or formed under the laws of the United States, such New Subsidiary shall execute a Security Agreement in favor of the Lender, pledging all tangible and intangible assets of such New Subsidiary as Collateral for the Loan. Nothing contained in this section shall alter the requirements contained in Section 10.1 hereof.

        9.11.    Further Assurances.    At any time and from time to time, upon the request of the Lender, and at the sole expense of the Borrower, the Borrower shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Lender may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Amendment. Without limiting the generality of the foregoing, the Borrower shall (a) execute and deliver to the Lender such financing statements as the Lender may from time to time require; and (b) execute and deliver to the Lender such other documents, instruments, and agreements as the Lender may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the liens intended to be created thereby. The Borrower authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Amendment or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

        9.12.    Tangible Net Worth.    Borrower (on a consolidated basis) shall maintain a Tangible Net Worth at all times of not less than the respective amounts set forth below during the corresponding periods set forth below, to be tested on the last day of each month, commencing January 31, 2003:

Period	Amount
From the Closing Date through December 31, 2002	$1,450,000
From January 1, 2003 through January 31, 2003	$2,050,000
From February 1, 2003 through February 28, 2003	$1,875,000
From March 1, 2003 through March 31, 2003	$1,700,000
From April 1, 2003 through April 30, 2003	$1,750,000
From May 1, 2003 through May 31, 2003	$1,775,000
From June 1, 2003 through June 30, 2003	$1,775,000
From July 1, 2003 through July 31, 2003	$1,900,000
From August 1, 2003 through August 31, 2003	$2,000,000

        9.13.    Debt Ratio.    Borrower (on a consolidated basis) shall maintain a Debt Ratio at all times of not more than the respective ratios set forth during the corresponding periods set forth below, to be tested on the last day of each month, commencing January 31, 2003:

Period	Maximum Ratio
From December 1, 2002 through December 31, 2002	6.49:1.00
From January 1, 2003 through January 31, 2003	5.09:1.00
From February 28, 2003 through February 28, 2003	4.94:1.00
From March 1, 2003 through March 31, 2003	5.13:1.00
From April 1, 2003 through April 30, 2003	5.30:1.00
From May 1, 2003 through May 31, 2003	5.44:1.00
From June 1, 2003 through June 30, 2003	5.47:1.00
From July 1, 2003 through July 31, 2003	5.35:1.00
From August 1, 2003, through August 31, 2003	5.19:1.00

        9.14.    Minimum EBITDA.    Borrower (on a consolidated basis) shall generate a minimum EBITDA of not less than the respective amounts set forth for the corresponding periods set forth below, to be tested on the last day of each month, commencing January 31, 2003:

Period	Amount
From the Closing Date through December 31, 2002	$900,000
From January 1, 2003 through January 31, 2003	$600,000
From February 1, 2003 through February 28, 2003	$(200,000)
From March 1, 2003 through March 31, 2003	$(200,000)
From April 1, 2003 through April 30, 2003	$150,000
From May 1, 2003 through May 31, 2003	$150,000
From June 1, 2003 through June 30, 2003	$100,000
From July 1, 2003 through July 31, 2003	$250,000
From August 1, 2003 through August 31, 2003	$250,000

        9.15.    Equity.    The Borrower will provide evidence satisfactory to Lender of its receipt in good funds of unrestricted contributions to its equity (or alternatively, from subordinated debt incurred on terms, and pursuant to such subordination agreements, satisfactory to Lender in its sole discretion) in the following amounts no later than on the following respective dates:

Date	Required Equity or Subordinated Debt Contribution By Such Date
September 16, 2002	$1,000,000
October 31, 2002	$1,000,000

        9.16.    Lender Warrant.    The Borrower covenants to reserve all shares that may be issuable upon exercise of the Lender Warrant and to keep such shares so reserved until after the expiration of the Lender Warrant and to obtain any and all necessary waivers of rights of first refusal, rights of first offer, and preemptive rights and any similar restrictions that may in any respect affect the issuance of the Lender Warrant, the exercise of the Lender Warrant or the issuance of the shares of Common Stock upon exercise of the Lender Warrant.

SECTION 10. NEGATIVE COVENANTS

        From the date hereof until the Indebtedness is paid in full, the Borrower covenants and agrees (on a consolidated basis after giving effect thereto) it will not:

        10.1.    Acquisitions; New Subsidiaries.    The Borrower will not engage in any acquisition of stock or assets (an "Acquisition") or any combination of stock and assets of any entity without the prior written consent of the Lender. The Borrower will not form any new Subsidiary unless such subsidiary, simultaneous with its formation, executes an unlimited guaranty in favor of the Lender, in form and substance satisfactory to the Lender.

        10.2.    Liens and Encumbrances.    Create, incur, assume or suffer to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind (including any charge upon property purchased or acquired under a conditional sales or other title-retaining agreement or lease required to be capitalized under GAAP) upon any of its property or assets, whether now owned or hereafter acquired, other than Permitted Liens.

        10.3.    Indebtedness.    Incur, create, assume or permit to exist any Debt, except for (a) the Indebtedness, (b) indebtedness subordinated to the prior payment in full of the Indebtedness upon terms and conditions approved in writing by the Lender, (c) existing indebtedness to the extent set forth on schedules to this Agreement, (d) indebtedness secured by Permitted Liens; (e) trade payables incurred in the ordinary course of business, and (g) deferred taxes.

        10.4.    Extension of Credit.    Make loans, advances or extensions of credit to any Person, except for advances to officers and employees which at any time do not exceed $100,000 in the aggregate.

        10.5.    Guarantee Obligations.    Guarantee or otherwise, directly or indirectly, in any way be or become responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person, agreement for the furnishing of funds to any other Person through the furnishing of goods, supplies or services, by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging (or causing the payment or discharge of) the indebtedness of any other Person, or otherwise, except for the endorsement of negotiable instruments by the Borrower in the ordinary course of business for deposit or collection.

        10.6.    Subordinate Indebtedness.    Subordinate any indebtedness due to it from a Person to indebtedness of other creditors of such Person.

        10.7.    Property Transfer, Merger or Lease-Back.    (a) Sell, lease, transfer or otherwise dispose of all or, except as to the sale of Inventory or unneeded Equipment in the ordinary course of business, any material part of its properties and assets (whether in one transaction or in a series of transactions),

(b) change its name, consolidate with or merge into any other corporation, permit another corporation to merge into it, acquire all or substantially all the properties or assets of any other Person, enter into any reorganization or recapitalization or reclassify its capital stock, or (c) enter into any sale-leaseback transaction, provided that Borrower and its Subsidiaries may make transfers of assets among themselves so long as the liens and security interests of the Lender in the Collateral at all times remain perfected and in full force and effect.

        10.8.    Acquire Securities.    This section is intentionally deleted.

        10.9.    Pension Plans.    (a) Allow any fact, condition or event to occur or exist with respect to an employee pension plan which would constitute grounds for termination by the PBGC of any such plan or for the appointment by a United States District Court of a trustee to administer any such plan, or (b) permit any such plan to be the subject of termination proceedings (whether voluntary or involuntary) from which termination proceedings there results a liability of the Borrower to the PBGC which will have a materially adverse effect upon the operations, business, property, assets, financial condition or credit of the Borrower.

        10.10.    Misrepresentations.    Furnish the Lender with any certificate or other document that contains any untrue statement of a material fact or omits to state a material fact necessary to make such certificate or document not misleading in light of the circumstances under which it was furnished.

        10.11.    Margin Stock.    Apply any of the proceeds of the Notes to the purchase or carrying of any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder.

        10.12.    Compliance with Environmental Laws.    The Borrower will not (i) use (or permit any tenant to use) any of its real property for the handling, processing, storage, transportation, or disposal of any Hazardous Substance except in all respects in compliance with Environmental Laws, (ii) generate any Hazardous Substance except in all respects in compliance with Environmental Laws, (iii) conduct any activity which is likely to cause a release of any Hazardous Substance in violation of Environmental Law, or (iv) otherwise conduct any activity or use any of its real property or assets in any manner that is likely to violate any Environmental Law.

        10.13.    Consecutive Losses.    Permit any "Loss" to exist on a rolling two-quarter basis, to be tested at the end of each calendar quarter beginning with the calendar quarter ending March 31, 2003. For purposes of this covenant, and only for purposes of this covenant, (i) "Loss" shall mean as of any date of computation any negative number resulting from the calculation of Net Income for each of the previous two calendar quarters as calculated separately, as computed in accordance with GAAP, and (ii) the computation of "Net Income" shall exclude all extraordinary and non-recurring charges to income, including without limitation, restructuring charges, charges for discontinued operations, charges for changes in accounting method, and charges relating to future cost savings, in each case as determined by the Borrower in good faith.

        10.14.    Capital Expenditures.    At no time permit the aggregate amount (on a consolidated basis) of all Capital Expenditures made during any fiscal years (commencing with Borrower's 2002 fiscal year) to exceed $300,000.

        10.15.    Dividends.    Declare or pay dividends on, or make any other distribution (whether by reduction of capital or otherwise) in respect of any shares of its capital stock or other ownership interests, except (a) dividends payable by a Subsidiary of Borrower to Borrower; (b) dividends payable solely in stock; and (c) the redemption, repurchase or acquisition of any shares of its capital stock payable upon an employee's termination pursuant to its employee stock option, repurchase, or similar plan; provided, however, that after giving effect to such redemption, repurchase or acquisition, the Borrower or the Subsidiary, as applicable, shall be in full compliance with the terms of the Agreement.

SECTION 11. EVENTS OF DEFAULT; ENFORCEMENT; APPLICATION OF PROCEEDS

        11.1.    Events of Default.    The occurrence of any of the following events shall constitute an Event of Default hereunder:

          11.1.1.    Failure to Pay Monies Due.    If any principal of or interest on any of the Indebtedness shall not be paid within one Business Day after becoming due.

          11.1.2.    Misrepresentation.    If any warranty or representation of the Borrower in connection with or contained in this Agreement, or if any financial data or other information now or hereafter furnished to the Lender by or on behalf of the Borrower, shall prove to be false or misleading in any material respect.

          11.1.3.    Noncompliance with Lender Agreement.    If the Borrower shall fail to perform any of its obligations and covenants under, or shall fail to comply with any of the provisions of, this Agreement or any other Loan Document or any other agreement with the Lender to which it may be a party, and such failure is not remedied within thirty (30) days after the Lender gives notice thereof to the Borrower.

          11.1.4.    Other Defaults.    If the Borrower shall default in the due payment of any of its Indebtedness (other than under the Loan Documents) or in the observance or performance of any term, covenant or condition in any agreement or instrument evidencing, securing or relating to such Indebtedness, provided such indebtedness is in an aggregate principal amount of $500,000 or more and such default shall be continued for a period sufficient to permit acceleration of the indebtedness.

          11.1.5.    Business Suspension, Bankruptcy, Etc.    If the Borrower shall voluntarily suspend transaction of its business; or if the Borrower shall not pay its debts as they mature or shall make a general assignment for the benefit of creditors; or proceedings in bankruptcy, or for reorganization or liquidation of the Borrower, under the Bankruptcy Code or under any other state or federal law for the relief of debtors shall be commenced by the Borrower or shall be commenced against the Borrower and shall not be discharged within thirty (30) days of commencement; or a receiver, trustee or custodian shall be appointed for the Borrower or for any substantial portion of its respective properties or assets.

          11.1.6.    Inadequate Funding or Termination of Employee/Benefit Plan(s).    If the Borrower shall fail by $25,000 or more to meets its minimum funding requirements under ERISA (after giving effect to any valid waiver of such requirements) with respect to any employee benefit plan established or maintained by the Borrower, or if any such plan shall be the subject of termination proceedings (whether voluntary or involuntary) and there shall result from such termination proceedings a liability of the Borrower (or any subsidiary) to the PBGC of $25,000 or more.

          11.1.7.    Occurrence of Certain Reportable Events.    If there shall occur, with respect to any pension plan maintained by the Borrower, any reportable event (within the meaning of Section 4043(b) of ERISA) which the Lender shall determine in good faith constitutes a ground for the termination by the PBGC of any such plan, and if such event continues for 60 days after the Lender gives written notice to the Borrower, provided that termination of such plan or appointment of such trustee would, in the opinion of the Lender, have a materially adverse effect upon the operations, business, property, assets, financial condition or credit of the Borrower.

          11.1.8.    Lawsuits.    A final judgment or judgments for the payment of money in excess of One Million Dollars ($1,000,000.00) in the aggregate shall be rendered by a court or courts against the Borrower, any of its Subsidiaries, or any Guarantor and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower or the relevant

  Subsidiary or Guarantor shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

          11.1.9.    Security Agreement.    An Event of Default under the Security Agreement or any other Loan Document.

          11.1.10.    Perfection of Stock.    Failure to deliver such control agreements or other agreements, or take any reasonable actions, as Lender in its sole discretion deems necessary for Lender to obtain a perfected first priority security interest in the pledge of the outstanding capital voting stock or other ownership interest of each respective Subsidiary.

          11.1.11.    Subordination Agreement.    Any default or event of default under any Subordinated Debt, including without limitation, default by reason of non-payment of principal or interest.

        11.2.    Acceleration of Indebtedness.    Upon the occurrence of any of the Events of Default described in Section 11.1, the Lender may discontinue Advances and/or all Indebtedness may be declared due and payable in full forthwith at the option of the Lender without presentation, demand, protest, notice of dishonor or other notice of any kind, all of which are hereby expressly waived. Unless all of the Indebtedness is then fully paid, the Lender shall have and may setoff against the Indebtedness any amount owing by the Lender to the Borrower.

        11.3.    Application of Proceeds.    The proceeds of any setoff authorized by this Agreement shall be applied by the Lender, first upon all reasonable expenses of collection and all reasonable attorneys' fees and legal expenses incurred by the Lender; the balance of the proceeds of such sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal; and the surplus, if any, shall be paid over to the Borrower or to such other Person or Persons as may be entitled thereto under applicable law. The Borrower shall remain liable for any deficiency, which the Borrower shall pay to the Lender immediately upon demand.

        11.4.    Cumulative Remedies.    The remedies provided for herein are cumulative to the remedies for collection of the Indebtedness as provided by law or by any mortgage, security agreement or other document contemplated hereby. Nothing herein contained is intended, nor should it be construed, to preclude the Lender from pursuing any other remedy for the recovery of any other sum to which the Lender may be or become entitled for the breach of this Agreement by the Borrower.

SECTION 12. MISCELLANEOUS

        12.1.    Independent Rights.    No single or partial exercise of any right, power or privilege hereunder, or any delay in the exercise thereof, shall preclude other or further exercise of the rights of the parties to this Agreement.

        12.2.    Covenant Independence.    Each covenant in this Agreement shall be deemed to be independent of any other covenant, and an exception in one covenant shall not create an exception in another covenant.

        12.3.    Waivers and Amendments.    No forbearance on the part of the Lender in enforcing any of its rights under this Agreement, nor any renewal, extension or rearrangement of any payment or covenant to be made or performed by the Borrower hereunder, shall constitute a waiver of any of the terms of this Agreement or of any such right. No Default or Event of Default shall be waived by the Lender except in writing signed and delivered by an officer of the Lender, and no waiver of any Default or Event of Default shall operate as a waiver of any other Default or Event of Default or of the same Default or Event of Default on a future occasion. No other amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Note or other documents contemplated hereby shall be effective unless the same shall be in writing and signed and delivered by an officer of the Lender.

        12.4.    GOVERNING LAW.    THIS AGREEMENT, AND EACH AND EVERY TERM AND PROVISION HEREOF, SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF TEXAS. IF ANY PROVISIONS OF THIS AGREEMENT SHALL FOR ANY REASON BE HELD INVALID OR UNENFORCEABLE, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION HEREOF, BUT THIS AGREEMENT SHALL BE CONSTRUED AS IF SUCH INVALID OR UNENFORCEABLE PROVISION HAD NEVER BEEN CONTAINED HEREIN.

        12.5.    Survival of Warranties, Etc.    All of the Borrower's covenants, agreements, representations and warranties made in connection with this Agreement and any document contemplated hereby shall survive the making of Advances and the delivery of the Notes hereunder and shall be deemed to have been relied upon by the Lender, notwithstanding any investigation heretofore or hereafter made by the Lender. All statements contained in any certificate or other document delivered to the Lender at any time by or on behalf of the Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower in connection with this Agreement.

        12.6.    Attorneys' Fees.    The Borrower agrees that it will pay all reasonable costs and expenses of the Lender in connection with the enforcement of the Lender's rights and remedies under this Agreement and in connection with the preparation or making of any amendments, modifications, waivers or consents with respect to this Agreement.

        12.7.    Payments on Saturdays, Etc.    Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a Saturday, Sunday or any other day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension, if any, shall be included in computing interest in connection with such payment.

        12.8.    Binding Effect.    This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, the Borrower may not assign or transfer any rights or obligations hereunder without the prior written consent of the Lender.

        12.9.    Maintenance of Records.    The Borrower will keep all of its respective records concerning the Collateral and the Equipment at its principal place of business. The Borrower will give the Lender prompt written notice of any change in its respective principal place of business, or in the location of said records.

        12.10.    Notices.    All notices and communications provided for herein or in any document contemplated hereby or required by law to be given shall be effective when received or, upon sending by registered or certified mail, postage prepaid, addressed as follows: (a) If to the Borrower, to: Jenkens & Gilchrist, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202, Attention: Henry Gilchrist, and (b) If to the Lender, to: Comerica Bank—Texas, 1508 W. Mockingbird, MC6510, Dallas, Texas 75235, Attn: Robin Kain, or to such other address as a party shall have designated to the other in writing.

        12.11.    Counterparts; Facsimiles.    This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Further, any facsimile copy, other copy or reproduction of a signed counterpart original of this Agreement shall be as fully effective and binding as the original signed counterpart of this Agreement.

        12.12.    Headings.    Article and section headings in this Agreement are included for the convenience of reference only and shall not constitute a part of this Agreement for any purpose.

        12.13.    INDEMNIFICATION.    THE BORROWER HEREBY COVENANTS AND AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE LENDER AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION, THE FEES AND OUT-OF-POCKET EXPENSES OF COUNSEL) WHICH MAY BE INCURRED BY OR ASSERTED AGAINST THE LENDER OR ANY SUCH OTHER INDIVIDUAL OR ENTITY IN CONNECTION WITH:

          (a)  ANY INVESTIGATION, ACTION OR PROCEEDING ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, THE NOTES, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS, OR ANY ACT OR OMISSION RELATING TO ANY OF THE FOREGOING;

          (b)  ANY TAXES (OTHER THAN FEDERAL OR STATE INCOME TAXES); OR

          (c)  THE CORRECTNESS, VALIDITY OR GENUINENESS OF ANY INSTRUMENTS OR DOCUMENTS THAT MAY BE RELEASED OR ENDORSED TO BORROWER BY THE LENDER (WHICH SHALL AUTOMATICALLY BE DEEMED TO BE WITHOUT RECOURSE TO THE LENDER IN ANY EVENT), OR THE EXISTENCE, CHARACTER, QUANTITY, QUALITY, CONDITION, VALUE OR DELIVERY OF ANY GOODS PURPORTING TO BE REPRESENTED BY ANY SUCH DOCUMENTS.

        12.14.    NO ORAL AGREEMENTS.    THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN THE LENDER AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND THE BORROWER.

        12.15.    Gender.    Throughout this Agreement, the masculine shall include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Agreement indicates otherwise.

        12.16.    Severability of Provisions.    Any provision of this Agreement, the Notes or any other documents relating thereto that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, such Notes or such other documents or affecting the validity or enforceability of such provision in any other jurisdiction.

        12.17.    Assignment.    The Lender shall have the absolute and unrestricted right to sell, assign, transfer, or grant participation in, all or any portion of the Loans, guaranties or other security relating thereto without the consent of the Borrower to any federal or state agency, or to any bank affiliate of the Bank, or, with the Borrower's consent (which shall not be unreasonably withheld and shall not be required during the existence of an Event of Default), to any commercial bank or to any other financial institution or holding company of any of the foregoing; provided, however, no such action on the part of the Lender shall have the effect of changing any of the Borrower's obligations hereunder without the respective written consent or the Borrower.

        12.18.    Waiver of Jury Trial.    The Borrower and the Lender hereby irrevocably waive the right to trial by jury with respect to any and all actions or proceedings at any time in which Borrower and Lender are parties arising out of this Agreement.

        12.19.    Survival of Agreement.    Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Agreement shall remain in full force and effect until such time as all Indebtedness is paid in full.

        12.20.    Audits of Collateral; Fees.    Lender shall have the right from time to time to audit Accounts, Inventory, and other Collateral pledged by Borrower, any Domestic Subsidiary or any Foreign Subsidiary, provided that such audits will be conducted no more than four (4) times in any fiscal year unless an Event of Default has occurred. Borrower agrees to reimburse Lender, on demand, for customary and reasonable fees and costs incurred by Lender for such audits and for each appraisal of Collateral and financial analysis and examination of Borrower or any Subsidiary performed from time to time. The costs and expenses associated with any additional audit conducted at a future time shall be capped at $4000 for any individual audit.

        12.21.    Negative Pledge.    Except for liens in favor of Lender, the Borrower, each Domestic Subsidiary, and each Foreign Subsidiary hereby represents, warrants and certifies to Lender that, without the prior written consent of Lender, it will not, from and after the date hereof, permit any lien to exist against any of its respective assets. Further, the Borrower, each Domestic Subsidiary, and each Foreign Subsidiary hereby represent, warrant and certify to Lender that it will not otherwise grant, transfer, convey, assign, pledge, mortgage, hypothecate or otherwise dispose of or encumber, either absolutely or conditionally, any of its rights, titles, liens or other interests in any of its respective assets. The rights and powers given in this Section 12.21 may be transferred and assigned by Lender, in whole or in part, at such time and upon such terms as it may deem advisable and the assigns shall succeed to such rights and powers of Lender hereunder as may be so assigned.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

        IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

BORROWER:
THOMAS GROUP, INC.
By:	/s/ JIM TAYLOR Jim Taylor Chief Financial Officer Vice President of Finance
GUARANTORS:

        By execution of this Joinder each Subsidiary hereby expressly (i) acknowledges and accepts the terms of this Agreement, (ii) ratifies and affirms all of such Guarantor's obligations under such Guarantor's respective Guaranty in favor of the Lender (as amended, supplemented or otherwise modified the "Guaranty"); (iii) acknowledges, renews and extends its continued liability under its Guaranty and agrees that its Guaranty remains in full force and effect; (iv) guarantees to the Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty pursuant to the terms and conditions thereof; (v) acknowledges that such Guarantor's respective Guaranty is not subject to any claims, defenses or offsets; (vi) agrees that nothing contained in the Agreement or the Loan Documents shall adversely affect any right or remedy of the Lender under the Guaranties and that the execution and delivery of this Agreement and the Loan Documents shall in no way change or modify such Guarantor's obligations under such Guarantor's respective Guaranty and shall not constitute a waiver by the Lender of any of its rights against such Guarantor.

THOMAS GROUP OF LOUISIANA, INC.
By:	/s/ ALEX W. YOUNG Alex W. Young Vice President, Secretary
THOMAS GROUP OF SWEDEN, INC.
By:	/s/ ROBERT FRENCH Robert French Managing Director
THOMAS GROUP (SCHWEIZ) GMBH
By:	/s/ ROBERT FRENCH Robert French Managing Director
THOMAS GROUP (SCHWEIZ RESULTS), GMBH
By:	/s/ ROBERT FRENCH Robert French Managing Director

THOMAS GROUP ASIA PTE LTD
By:	/s/ JIM TAYLOR Jim Taylor Director
THOMAS GROUP HONG KONG LIMITED
By:	/s/ JIM TAYLOR Jim Taylor Director
LENDER:
COMERICA BANK—TEXAS
By:	/s/ ROBIN KAIN Robin Kain Vice President

SCHEDULE OF EXHIBITS

Exhibit A	Borrowing Base Certificate
Exhibit B	Compliance Certificate

LIST OF SCHEDULES

Schedule 8.4	Actions, Suits or Proceedings
Schedule 8.5	Permitted Liens
Schedule 8.11	Material Agreements
Schedule 8.12	Debt

Exhibit "A"

Borrowing Base Certificate

Exhibit "B"

Compliance Certificate

Schedule 8.4

Actions, Suits, Proceedings

        No material pending litigation or proceedings.

Schedule 8.5

Permitted Liens

Schedule 8.11

Material Agreements

Schedule 8.12

Debt

        None.

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$3,000,000.00	Dallas, Texas	November 26, 2002

        FOR VALUE RECEIVED, THOMAS GROUP, INC., a Delaware corporation (the "Maker"), promises to pay to the order of COMERICA BANK—TEXAS (the "Bank ") at 1601 Elm Street, Dallas, Texas 75201, on the Revolving Credit Termination Date (unless sooner due under the terms of the Loan Agreement, as such term is defined below), an aggregate principal sum of Three Million and No/100 Dollars ($3,000,000.00) or, if less, the aggregate unpaid principal sum shown on the schedule which, at the sole option of the Bank, may be attached hereto and made a part hereof.

        Reference is made to that certain Second Amended and Restated Revolving Credit Loan Agreement, dated of even date herewith, executed between the Maker and the Bank (as the same may hereafter be amended, restated or modified from time to time, the "Loan Agreement "). Unless otherwise defined herein, capitalized terms herein shall have the meanings given such terms in the Loan Agreement.

        This Note is the Revolving Credit Note referred to in the Loan Agreement. Interest shall accrue on the unpaid principal balance of this Note and be paid at the lesser of the (a) Maximum Legal Rate (as later defined) or (b) the Applicable Rate. Notwithstanding the foregoing, (i) upon the occurrence of an Event of Default, or (ii) after the Revolving Credit Termination Date (whether by acceleration or otherwise), interest on the unpaid principal balance of this Note shall accrue and be paid at the Default Rate. Interest shall be payable on the first day of each month, commencing December 1, 2002, and continuing on the same day of each successive month thereafter up to and including the Revolving Credit Termination Date (whether by acceleration or otherwise) and, from and after such Revolving Credit Termination Date, on demand. The entire principal balance of this Note remaining unpaid and all accrued but unpaid interest shall be due and payable in full on the Revolving Credit Termination Date (unless otherwise due by acceleration). Reference is hereby made to the Loan Agreement for a statement of the other terms and conditions of this Note, including those conditions under which this Note may be accelerated.

        A late payment charge equal to a reasonable amount not to exceed 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default or Event of Default under this Note or the Loan Documents.

        If an Event of Default (as defined in the Loan Agreement) occurs and is not cured within the time, if any, provided for by the Loan Agreement and is continuing, the Bank may exercise any one or more of the rights (including the right to accelerate this Note and any other Indebtedness, as defined in the Loan Agreement) and remedies granted by the Loan Agreement. Without limitation, if an Event of Default occurs and is not cured within the time, if any, provided for by the Loan Agreement, then the Bank, upon the occurrence and continuance of any such Event of Default, or after the expiration of any time provided for cure, may at its option and without prior notice to the Maker declare the principal of and interest on this Note to be immediately due and payable and may set off against the principal of and interest on this Note (i) any amount owing by the Bank to the Maker (ii) any property of the Maker in the possession of the Bank and (iii) any amount in any deposit account of the Maker with the Bank.

        No agreements, conditions, provisions or stipulations contained in this Note or in any other agreement between the Maker and the Bank, or the occurrence of an Event of Default, or the exercise by the Bank of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Note or any other agreement between the Maker and the Bank, or the arising of any contingency whatsoever, shall entitle the Bank to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal laws as now or as may hereinafter be in effect (the "Maximum Legal Rate") and in no event shall the Maker be obligated to pay interest exceeding such Maximum Legal Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the Maker to pay a rate of interest exceeding the Maximum Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate (the "Excess"), the Maker acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be, first, applied to reduce the principal of any obligations due, and, second, returned to the Maker, it being the intention of the parties hereto not to enter at any time into an usurious or otherwise illegal relationship. The parties hereto recognize that with fluctuations in the prime commercial interest rate from time to time announced by the Bank such an unintentional result could inadvertently occur. By the execution of this Note, the Maker covenants that (a) the credit or return of any Excess shall constitute the acceptance by the Maker of such Excess, and (b) the Maker shall not seek or pursue any other remedy, legal or equitable, against the Bank based, in whole or in part, upon the charging or receiving of any interest in excess of the Maximum Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Bank, all interest at any time contracted for, charged or received by the Bank in connection with the Maker's obligations shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Note. If at any time the rate of interest payable hereunder shall be computed on the basis of the Maximum Legal Rate, any subsequent reduction in the Contract Rate shall not reduce such interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Note equals the total amount of interest which would have accrued if such interest had been at all times computed solely on the basis of the Contract Rate.

        Unless preempted by federal law, the rate of interest from time to time in effect hereunder shall not exceed the applicable weekly ceiling from time to time in effect under Chapter 303 of the Texas Finance Code as amended or succeeded.

        The provisions of this Note governing interest shall be deemed to be incorporated into every document or communication relating to the obligations which sets forth or prescribes any account, right or claims or alleged account, right or claim of the Bank with respect to the Maker (or any other obligor in respect of the obligations), whether or not any provisions of this Note are referred to therein. All such documents and communications and all figures set forth therein shall, for the sole purpose of computing the extent of the obligations asserted by the Bank thereunder, be automatically recomputed by the Maker or any other obligor, and by any court considering the same, to give effect to the adjustments or credits required by this Note.

        If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Note than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law, as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to the Bank by reason thereof shall be payable upon demand.

        The provisions of Chapter 346 of the Texas Finance Code (formerly Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes), Article 5069-15), as amended, are specifically declared by the parties hereto not to be applicable to this Note or any of the other agreements executed in connection herewith or therewith or to the transactions contemplated hereby or thereby.

        Except as provided for in the Loan Agreement, the Maker and all guarantors and endorsers (i) waive presentment, demand, protest and notice of dishonor, (ii) agree that no extension or indulgence to the Maker or release or nonenforcement of any security, whether with or without notice, shall affect the obligations of any guarantor or endorser, and (iii) agree to reimburse the holder of this Note for any and all costs and expenses (including, but not limited to, reasonable attorney fees) incurred in collecting or attempting to collect any and all principal of and interest on this Note.

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        This Note shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal laws. The Maker, to the extent permitted by applicable law, hereby irrevocably waives the right to trial by jury with respect to any and all actions and proceedings at any time in which the Maker and the Bank are parties arising out of this Note, the Loan Agreement, any Loan Documents or any other agreement relating to the foregoing documents.

        This Note is given in amendment, restatement and modification of (but not as an extinguishment of, substitution for or novation of) that certain Amended and Restated Revolving Credit Note dated March 29, 2002, in the original principal amount of $2,500,000, executed by Thomas Group, Inc. and payable to the order of the Bank.

[Remainder of this page intentionally left blank]

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        IN WITNESS WHEREOF, the Maker has executed this Note as of the first date indicated above.

THOMAS GROUP, INC.
By:	/s/ JIM TAYLOR Jim Taylor Chief Financial Officer; Vice President of Finance

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Variable Rate-Installment Note
AMOUNT	NOTE DATE	MATURITY DATE	TAX IDENTIFICATION NUMBER
$5,000,000.00	November 26, 2002	September 1, 2003	72-0843540

        FOR VALUE RECEIVED, the undersigned promise(s) to pay to the order of COMERICA BANK—TEXAS, a Texas banking association ("Bank"), at any office of the Bank in the State of Texas, Five Million and No/100 Dollars (U.S. $5,000,000) plus interest on the unpaid balance from the date of this Note at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) the Stated Rate, as later defined, until maturity, whether by acceleration or otherwise. If on any day the Stated Rate shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. Subject to the limitations hereinbelow set forth, interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year if this Note evidences a business or commercial loan. The Stated Rate shall mean the Bank's "prime rate," which is the annual rate of interest so designated by the Bank and which is changed by the Bank from time to time, plus four percent (4%). Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Stated Rate, as applicable, changes.

        Reference is made to that certain Second Amended and Restated Revolving Credit Loan Agreement, dated of even date herewith, executed between the undersigned and the Bank (as the same may be amended, restated or modified from time to time, the "Loan Agreement"). Unless otherwise defined herein, capitalized terms herein shall have the meanings given such terms in the Loan Agreement. This Note is the Term Note referred to in the Loan Agreement.

        Notwithstanding the foregoing, (i) upon the occurrence of an Event of Default, or (ii) after the earlier of acceleration or the Term Loan Termination Date, interest on the unpaid principal balance of this Note shall accrue and be paid at the Default Rate.

        Installments of accrued and unpaid interest shall be due and payable under this Note on the fifteenth (15th) day of each month, commencing December 15, 2002, and continuing on the same day of each successive month thereafter until the Term Loan Termination Date. The entire remaining unpaid balance of principal and accrued but unpaid interest shall be due and payable on the Term Loan Termination Date.

        The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

        If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to a reasonable amount not to exceed 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

        This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank (including without limitation that certain Amended and Restated Revolving Credit Note dated of even date herewith in the amount of $3,000,000 executed by the undersigned in favor of the Bank, as the same may be amended, restated, increased, extended or otherwise modified from time to time), and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether inside or outside counsel is used, and whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness") are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral").

        If an Event of Default (as defined in the Loan Agreement) occurs, or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it

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under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

        If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

        The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

        The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, and whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

        The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

        This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount

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called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

        The indebtedness evidenced by this Note is in renewal, extension, and modification, but not in extinguishment or novation of the indebtedness evidenced by that certain Variable Rate-Installment Note dated March 29, 2002 in the original principal amount of $5,000,000 executed by the undersigned and payable to the order of the Bank.

        THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

        THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS

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OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

DEBTOR:
THOMAS GROUP, INC., a Delaware corporation
By:	/s/ JIM TAYLOR Jim Taylor Chief Financial Officer, Vice President of Finance
5221 N. O'Connor Boulevard, Suite 500	Irving,	Texas	75039

STREET ADDRESS	CITY	STATE	ZIP CODE

For Bank Use Only			CCAR #

LOAN OFFICER INITIALS	LOAN GROUP NAME	OBLIGOR NAME

LOAN OFFICER ID. NO.	LOAN GROUP NO.	OBLIGOR NO.	NOTE NO.	AMOUNT

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OMNIBUS AGREEMENT

        THIS OMNIBUS AGREEMENT (the "Agreement") dated as of November 26, 2002 is between THOMAS GROUP, INC., a Delaware corporation (the "Borrower") and COMERICA BANK—TEXAS (the "Lender").

RECITALS:

        A.    The Borrower and the Lender have entered into that certain First Amended and Restated Revolving Credit Loan Agreement dated as of December 4, 1996 as amended by that certain (a) First Amendment to First Amended and Restated Revolving Credit Loan Agreement dated as of April 1, 1999; (b) Second Amendment to First Amended and Restated Revolving Credit Loan Agreement dated as of December 1, 2001; and (c) Third Amendment to First Amended and Restated Revolving Credit Loan Agreement dated as of March 29, 2002 (as amended and supplemented, the "Existing Loan Agreement").

        B.    In connection with the Existing Loan Agreement, the Borrower and the Lender executed the following documents, each dated as of March 29, 2002: that certain (i) Restated Security Agreement (the "Restated Security Agreement"); (ii) Security Agreement (Negotiable Collateral) (the "Stock Security Agreement"); (iii) Notice of Pledge and Security Agreement (Issuer of Uncertificated Security) for Thomas Group (Schweiz) GmbH (the "Schweiz Control Agreement"; (iv) Notice of Pledge and Security Agreement (Issuer of Uncertificated Security) for Thomas Group (Schweiz Results) GmbH (the "Schweiz Results Control Agreement"); (v) Notice of Pledge and Security Agreement (Issuer of Uncertificated Security) for THOMAS GROUP ASIA PTE LTD (the "Asia Control Agreement"); (vi) Notice of Pledge and Security Agreement (Issuer of Uncertificated Security) for Thomas Group Hong Kong Limited (the "Hong Kong Control Agreement"); and together with each of the foregoing, the "Amended Loan Documents").

        C.    The Borrower has requested and the Lender has agreed to restructure the existing credit facilities and to amend and restate the Existing Loan Agreement upon the terms and conditions set forth in that certain Second Amended and Restated Revolving Credit Loan Agreement executed between Borrower and Lender and dated of even date herewith (the "Loan Agreement"). Capitalized terms used in this Agreement, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement.

        D.    The Borrower and the Lender now desire to amend the Amended Loan Documents, as herein set forth.

        E.    This Agreement, in part, modifies provisions of the Loan Documents and is one of the Loan Documents.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (all provisions of this Agreement being effective as of November 26, 2002 unless otherwise stated herein):

ARTICLE I

Amendments

        1.1    Amendment to Restated Security Agreement.    Section 1(f) of the Restated Security Agreement is hereby amended and restated in its entirety:

          (f)    all Investment Property, including without limitation, securities, security entitlements, and financial assets, and including without limitation, 100% of the outstanding capital voting stock or other ownership interest of each Subsidiary;

        1.2    Amendment to Stock Security Agreement.    Section 1(a) of the Stock Security Agreement is amended and restated in its entirety as follows:

          (a)  Debtor's shares of stock or other ownership interest in the companies and other entities listed on Schedule 1 attached hereto and incorporated herein for all purposes;

        1.3    Amendment to Schedule I of the Stock Security Agreement.    All references to "Schedule I" of the Stock Security Agreement are deemed to be references to Schedule I attached hereto.

        1.4    Amendment to the Schweiz Control Agreement, the Schweiz Results Control Agreement, and the Hong Kong Control Agreement.    Line four of Recital "A" of the Schweiz Control Agreement, the Schweiz Results Control Agreement and the Hong Kong Control Agreement is amended by inserting the words "or other ownership interest" after the word "securities" and immediately before the words "described on Exhibit A attached hereto and incorporated herein for all purposes".

        1.5    Amendment to the Asia Control Agreement.    Line 4 of Recital "A" of the Asia Control Agreement is amended by deleting the words "Uncertificated Securities" and inserting in lieu therefor the following: "certificated securities or other ownership interest".

        1.6    Amendment to Exhibit A of the Schweiz Control Agreement.    All references to "Exhibit A" of the Schweiz Control Agreement are deemed to be references to Exhibit A-1 attached hereto.

        1.7    Amendment to Exhibit A of the Schweiz Results Control Agreement.    All references to "Exhibit A" of the Schweiz Results Control Agreement are deemed to be references to the Exhibit A-2 attached hereto.

        1.8    Amendment to Exhibit A of the Asia Control Agreement.    All references to "Exhibit A" of the Asia Control Agreement are deemed to be references to the Exhibit A-3 attached hereto.

        1.9    Amendment to Exhibit A of the Hong Kong Control Agreement.    All references to "Exhibit A" of the Hong Kong Control Agreement are deemed to be references to the Exhibit A-4 attached hereto.

ARTICLE II

Conditions Precedent

        2.1    Conditions.    The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent described in the Loan Agreement.

ARTICLE III

Ratifications, Representations and Warranties

        3.1    Ratifications.    The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Amended Loan Documents. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Amended Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that each Amended Loan Document as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.

        3.2    Representations and Warranties.    Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Amended Loan Documents, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though

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made on and as of the date hereof, (iii) Borrower is in full compliance with all covenants and agreements contained in the Amended Loan Documents as amended hereby.

ARTICLE IV

Miscellaneous

        4.1    Survival of Representations and Warranties.    All representations and warranties made in this Agreement or any other Loan Document including any Loan Document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

        4.2    Reference to Amended Loan Documents.    Each of the Amended Loan Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered in connection thereto, are hereby amended so that any reference to the Amended Loan Documents shall mean a reference to the Amended Loan Documents as amended hereby.

        4.3    Severability.    Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        4.4    Applicable Law.    This Agreement and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

        4.5    Successors and Assigns.    This Agreement is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

        4.6    Counterparts; Facsimiles.    This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Further, any facsimile copy, other copy or reproduction of a signed counterpart original of this Agreement shall be as fully effective and binding as the original signed counterpart of this Agreement.

        4.7    Effect of Waiver.    No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

        4.8    Headings.    The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

        4.9    ENTIRE AGREEMENT.    THIS AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

3

        Executed as of the date first written above.

Lender:
COMERICA BANK—TEXAS
By:	/s/ ROBIN KAIN Robin Kain, Vice President
Borrower:
THOMAS GROUP, INC.
By:	/s/ JIM TAYLOR Jim Taylor Chief Financial Officer; Vice President Finance

4

SCHEDULE I

Collateral

Issuer	Owner of Stock or Equity Interest	Type of Stock or Equity Interest	Number of Shares	Certificate Numbers
Thomas Group of Louisiana, Inc.	Thomas Group, Inc.	100% capital voting stock		Uncertificated Securities
Thomas Group of Sweden, Inc.	Thomas Group, Inc.	100% capital voting stock		Uncertificated Securities
Thomas Group Hong Kong Limited	Thomas Group, Inc.	100% capital voting stock, shares, or other ownership interest in Thomas Group Hong Kong Limited		Uncertificated Securities
Thomas Group Asia PTE LTD	Thomas Group, Inc.	100% capital voting stock, shares, or other ownership interest in Thomas Group Asia PTE LTD
Thomas Group (Schweiz) GmbH	Thomas Group, Inc.	100% ownership interest in units of Thomas Group (Schweiz) GmbH		Uncertificated Securities
Thomas Group (Schweiz Results) GmbH	Thomas Group, Inc.	100% ownership interest in units of Thomas Group (Schweiz Results) GmbH		Uncertificated Securities
Innovative Leadership Company Limited*	Thomas Group, Inc.	100% capital voting stock or other ownership interest in Innovative Leadership Company Limited		Uncertificated Securities
Thomas Group Consulting (Shanghai) Co., Ltd.*	Thomas Group, Inc.	100% capital voting stock or other ownership interest in Thomas Group Consulting (Shanghai) Co., Ltd.		Uncertificated Securities

        *Borrower is pledging its ownership interests in each of these respective entities as additional collateral securing the payment of the Indebtedness. Neither entity is a "Guarantor" guaranteeing payment of the Indebtedness.

5

EXHIBIT A-1

(Thomas Group (Schweiz) GmbH)

Issuer	Owner of Stock or Equity Interest	Percentage Ownership and Type of Stock or Equity Interest	Number of Shares	Certificate Numbers
Thomas Group (Schweiz) GmbH	Thomas Group, Inc.	100% ownership interest in units of Thomas Group (Schweiz) GmbH		Uncertificated Securities

6

EXHIBIT A-2

(Thomas Group (Schweiz Results) GmbH)

Issuer	Owner of Stock or Equity Interest	Percentage Ownership and Type of Stock or Equity Interest	Number of Shares	Certificate Numbers
Thomas Group (Schweiz Results) GmbH	Thomas Group, Inc.	100% ownership interest in units of Thomas Group (Schweiz Results) GmbH		Uncertificated Securities

7

EXHIBIT A-3

(THOMAS GROUP ASIA PTE LTD)

Issuer	Owner of Stock or Equity Interest	Percentage Ownership and Type of Stock or Equity Interest	Number of Shares	Certificate Numbers
THOMAS GROUP ASIA PTE LTD	Thomas Group, Inc.	100% capital voting stock or other ownership interest in THOMAS GROUP ASIA PTE LTD

8

EXHIBIT A-4

(Thomas Group Hong Kong Limited)

Issuer	Owner of Stock or Equity Interest	Percentage Ownership and Type of Stock or Equity Interest	Number of Shares	Certificate Numbers
Thomas Group Hong Kong Limited	Thomas Group, Inc.	100% capital voting stock or other ownership interest in Thomas Group Hong Kong Limited		Uncertificated Securities

9

OMNIBUS GENERAL CERTIFICATE

        The undersigned persons, holding the respective offices as set forth in the signatures of each of the respective undersigned entities, being THOMAS GROUP, INC. ("Company"), a Delaware corporation, THOMAS GROUP OF SWEDEN, INC. ("TGSweden"), a Delaware corporation, THOMAS GROUP OF LOUISIANA, INC. ("TGL"), a Delaware corporation, THOMAS GROUP (SCHWEIZ) GMBH ("TGS"), a Swiss limited liability company, THOMAS GROUP (SCHWEIZ RESULTS) GMBH ("TGSR"), a Swiss limited liability company, THOMAS GROUP ASIA PTE LTD ("TGAsia"), a Singapore corporation, INNOVATIVE LEADERSHIP COMPANY LIMITED ("Innovative"), a Hong Kong limited liability company, THOMAS GROUP CONSULTING (SHANGHAI) CO., LTD. ("Shanghai"), a P. R. China limited liability company, and THOMAS GROUP HONG KONG, LIMITED ("TGHK"), a Hong Kong limited liability company, (a) hereby delivers this Certificate in connection with that certain Second Amended and Restated Credit Loan Agreement dated as of even date herewith (the "Agreement"), by and between Company and Comerica Bank—Texas ("Lender"), a Texas banking association, and related loan documents and (b) hereby certifies to Lender, with the knowledge and intent that Lender may, without any investigation on its part, rely fully upon the matters herein in connection with any extension of credit to Company, that the following matters are true and correct on the date hereof. Company, TGSweden, TGL, TGS, TGSR, TGAsia, TGHK, Innovative and Shanghai are sometimes collectively referred to herein as the "Constituent Companies."

        1.    Resolutions.    Attached hereto as Exhibit A are true and correct copies of resolutions relating to the agreements to be executed and delivered by each of the Constituent Companies to Lender in connection with the Agreement and related documents (collectively, the "Subject Agreements"), which resolutions have been duly adopted by the Board of Directors (or equivalent managing group, in the case of TGS, TGSR, TGAsia, TGHK, Innovative and Shanghai) of each of the Constituent Companies, and none of such resolutions have been amended, modified or repealed in any respect, and all of such resolutions are in full force and effect on the date hereof.

        2.    Incumbency.    The individuals named on Schedule I attached hereto are the duly elected, qualified and acting officers, respectively, of each of the Constituent Companies and hold the offices set forth opposite their respective names as of the date hereof, and the signatures under the respective names and titles of said officers are their true and authentic signatures.

        3.    Incorporation.    The certificate of incorporation (or other equivalent charter documents of the Constituent Companies), bylaws and all amendments thereto which have been delivered to Lender, are still in full force and effect and have not been amended.

        4.    Organization, Standing and Qualification.    Each of the Constituent Companies (a) is duly organized, validly existing and in good standing under the laws of the state (or nation, as the case may be) of organization, (b) has all requisite power, corporate or otherwise, to conduct business and to execute and deliver, and perform its respective obligations under, the Subject Agreements, and (c) is duly qualified to transact business as a foreign corporation in each jurisdiction where the nature of its respective property or assets (whether real, personal or mixed, or tangible or intangible), or the conduct of business requires such qualification.

        5.    Full Disclosure.    No information, exhibit or written report furnished by or on behalf of any of the Constituent Companies to Lender in connection with the negotiation or execution of the Subject Agreements, or the transactions contemplated thereby, contains any material misstatement of fact or omits the statement of a material fact necessary to make the statements contained therein not misleading.

        IN WITNESS WHEREOF, I have duly executed this Certificate as of December    , 2002.

THOMAS GROUP, INC.		THOMAS GROUP ASIA PTE LTD
By:	/s/ JIM TAYLOR Jim Taylor Vice President and Chief Financial Officer	By:	/s/ JIM TAYLOR Jim Taylor Director
THOMAS GROUP (SCHWEIZ) GMBH		THOMAS GROUP HONG KONG LIMITED
By:	/s/ ROBERT FRENCH Robert French Managing Director	By:	/s/ JIM TAYLOR Jim Taylor Director
THOMAS GROUP (SCHWEIZ RESULTS) GMBH		INNOVATIVE LEADERSHIP COMPANY LIMITED
By:	/s/ ROBERT FRENCH Robert French Managing Director	By:	/s/ JIM TAYLOR Jim Taylor Director
THOMAS GROUP OF LOUISIANA, INC.		THOMAS GROUP CONSULTING (SHANGHAI) CO., LTD.
By:	/s/ ALEX W. YOUNG Alex W. Young Vice President and Secretary	By:	/s/ JIM TAYLOR Jim Taylor Director
THOMAS GROUP OF SWEDEN, INC.
By:	/s/ ROBERT FRENCH Robert French Managing Director

2

SCHEDULE I

Name	Signature	Entity	Title
Jim Taylor	/s/ JIM TAYLOR	Thomas Group, Inc.	Chief Financial Officer, Vice President
Alex W. Young	/s/ ALEX W. YOUNG	Thomas Group of Louisiana, Inc.*	Vice President, Secretary
Robert French	/s/ ROBERT FRENCH	Thomas Group of Sweden, Inc.*	Managing Director
Robert French	/s/ ROBERT FRENCH	Thomas Group (Schweiz) GmbH*	Managing Director
Robert French	/s/ ROBERT FRENCH	Thomas Group (Schweiz Results) GmbH*	Managing Director
Jim Taylor	/s/ JIM TAYLOR	Thomas Group Asia PTE LTD*	Director
Jim Taylor	/s/ JIM TAYLOR	Thomas Group Hong Kong, Limited*	Director
Jim Taylor	/s/ JIM TAYLOR	Innovative Leadership Company Limited*	Director
Jim Taylor	/s/ JIM TAYLOR	Thomas Group Consulting (Shanghai) Co., Ltd.*	Director

        This Schedule may be executed in one or more counterparts, each of which shall be certified as follows:

        The undersigned, Jim Taylor, hereby certifies each above signature to be the authentic signature of the person whose name appears opposite such signature.

/s/ JIM TAYLOR
Jim Taylor, Secretary to Thomas Group, Inc., and authorized by the "*" entities to verify the signatures above corresponding to the "*" entity officers.

3

EXHIBIT A

RESOLUTIONS OF THE CONSTITUENT COMPANIES

[See Attached.]

RESOLUTIONS OF THE BOARD OF DIRECTORS OF
THOMAS GROUP, INC.
(the "Corporation")

        RESOLVED, that the Chairman of the Board, the President and any Vice President of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to execute and deliver to Comerica Bank—Texas (hereinafter referred to as "Bank") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, in each case in form as approved by the above-authorized officers, (i) a certain proposed Second Amended and Restated Credit Loan Agreement, (ii) a certain proposed Warrant No. 4 to be issued by the Corporation, (iii) a certain proposed Registration Rights Agreement (the agreements referred to in clauses (i), (ii) and (iii) are collectively referred to herein as the "Agreements") and (iv) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection with any of the foregoing, and to incur on behalf of the Corporation the obligations described in the Agreements; be it

        RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Chief Executive Officer, President or any Vice President shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

        RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, notes, deeds of trust, security agreement, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings as are necessary in their dealings with Bank, and any such papers executed by any of them prior to this time are approved, ratified and confirmed; and that the Secretary and every Assistant Secretary of the Corporation be, and they severally hereby are, instructed to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten (10) days prior to the effective date of termination of such authority; be it

        RESOLVED FURTHER, that any officer of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

        RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and each of them hereby is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned officers of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

2

RESOLUTIONS OF THE BOARD OF DIRECTORS OF
THOMAS GROUP OF SWEDEN, INC., and
THOMAS GROUP OF LOUISIANA, INC.
(collectively, the "Corporation")

        RESOLVED, that the Managing Director, the President and any Vice President of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to execute and deliver to Comerica Bank—Texas (hereinafter referred to as "Bank") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Second Amended and Restated Loan Agreement (the "Agreement") in such form as is approved by the above-authorized officers; and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection with any of the foregoing; be it

        RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Chairman of the Board, President or any Vice President shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

        RESOLVED FURTHER, that the Board of Directors of the Corporation has determined that the benefits to be received under the Agreement as set forth in these resolutions are at least equal to the potential exposure and risk to the Corporation under the Agreement; be it

        RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, such other writings as are necessary in their dealings with Bank, and any such papers executed by any of them prior to this time are approved, ratified and confirmed; and that the Secretary and every Assistant Secretary of the Corporation be, and they severally hereby are, instructed to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten (10) days prior to the effective date of termination of such authority; be it

        RESOLVED FURTHER, that any officer of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

        RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and each of them hereby is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned officers of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

3

RESOLUTIONS OF THE BOARD OF DIRECTORS OF
THOMAS GROUP (SCHWEIZ) GMBH AND
THOMAS GROUP (SCHWEIZ RESULTS) GMBH
(collectively, the "Corporation")

        RESOLVED, that the Managing Director or any other Director of the Corporation, by his signature, be, and the same hereby is, authorized and directed to execute and deliver to Comerica Bank—Texas (hereinafter referred to as "Bank") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the Director executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Second Amended and Restated Credit Loan Agreement (the "Agreement") in such form as is approved by the above-authorized Directors; and (ii) such other agreements, instruments, statements and writings as the Director or Directors executing the same may deem desirable or necessary in connection with any of the foregoing; be it

        RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Director shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

        RESOLVED FURTHER, that the Board of Directors of the Corporation has determined that the benefits to be received under the Agreement set forth in these resolutions are at least equal to the potential exposure and risk to the Corporation under the Agreement; be it

        RESOLVED FURTHER, that the aforementioned Director of the Corporation be, and the same hereby is, authorized and directed to execute, in the name of and on behalf of the Corporation, such other writings as are necessary in their dealings with Bank, (and any such papers executed by any of them prior to this time are approved, ratified and confirmed), and to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten (10) days prior to the effective date of termination of such authority; be it

        RESOLVED FURTHER, that the Director of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

        RESOLVED FURTHER, that the aforementioned Director of the Corporation be, and is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned Director of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

4

RESOLUTIONS OF THE BOARD OF DIRECTORS OF
THOMAS GROUP ASIA PRIVATE LIMITED,
THOMAS GROUP HONG KONG, LIMITED,
INNOVATIVE LEADERSHIP COMPANY LIMITED and
THOMAS GROUP CONSULTING (SHANGHAI) CO., LTD.
(collectively, the "Corporation")

        RESOLVED, that any Director of the Corporation, by his signature, be, and the same hereby is, authorized and directed to execute and deliver to Comerica Bank—Texas (hereinafter referred to as "Bank") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the Director executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Second Amended and Restated Credit Loan Agreement (the "Agreement") in such form as is approved by the above-authorized Directors; and (ii) such other agreements, instruments, statements and writings as the Director or Directors executing the same may deem desirable or necessary in connection with any of the foregoing; be it

        RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Director shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

        RESOLVED FURTHER, that the Board of Directors of the Corporation has determined that the benefits to be received under the Agreement set forth in these resolutions are at least equal to the potential exposure and risk to the Corporation under the Agreement; be it

        RESOLVED FURTHER, that the aforementioned Director of the Corporation be, and the same hereby is, authorized and directed to execute, in the name of and on behalf of the Corporation, such other writings as are necessary in their dealings with Bank, (and any such papers executed by any of them prior to this time are approved, ratified and confirmed), and to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten (10) days prior to the effective date of termination of such authority; be it

        RESOLVED FURTHER, that any Director of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

        RESOLVED FURTHER, that the aforementioned Director of the Corporation be, and is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned Director of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

5

Notice of Pledge and Control Agreement (Issuer of Uncertificated Security)

        This Agreement dated as of November 26, 2002 is executed among Comerica Bank—Texas, a Texas banking association ("Secured Party"), Thomas Group, Inc., a Delaware corporation ("Pledgor"), and Innovative Leadership Company Limited, a limited liability company formed under the laws of Hong Kong, P.R. China ("Issuer").

RECITALS:

        A.    Pursuant to a Security Agreement (Negotiable Collateral) dated as of March 29, 2002 executed by and between Secured Party and Pledgor (as the same has been or may hereafter be amended, restated, modified, or otherwise modified from time to time, the "Security Agreement") Pledgor has granted Secured Party a security interest in and to certain of the Investment Property (as defined in the Uniform Commercial Code as adopted in the State of Texas, as amended "UCC") of Pledgor, and more particularly, the uncertificated securities or other ownership interests described on Exhibit A attached hereto and incorporated herein for all purposes ("Securities").

        B.    By entering into this control agreement ("Agreement"), the parties are perfecting the Secured Party's security interest in the Securities, and the Secured Party shall have control over the Securities in accordance with Article 8 of the UCC.

        C.    By executing this Agreement, each party respectively represents, warrants, and agrees to the following, with and for the benefit of the Secured Party:

        The parties agree as follows:

        1.    The Securities.    Issuer hereby represents and warrants to Secured Party and Pledgor that (a) the Securities have been established solely in the name of Pledgor as recited above, (b) Exhibit A attached hereto is a complete and accurate description of the Securities as of the date thereof, and (c) except for the claims and interests of Secured Party and Pledgor in the Securities, neither Pledgor nor Issuer has any knowledge of any other claim to or interest in the Securities.

        2.    Liens.    Issuer hereby acknowledges the security interest in the Securities granted to Secured Party by Pledgor. Issuer has not been served with any notices of levy or other documents under which any other person claims any interest in the Securities. Issuer has not received notice of any security interest in or claim to the Securities, or any portion of the Securities, other than this Agreement, and Issuer is not presently obligated to comply with any notifications it may receive from anybody (except the Pledgor) directing Issuer to register transfers of the Securities or to redeem the Securities (any such notifications are referred to herein as "Instructions"). Issuer covenants and agrees that it has not and will not hereafter agree with any third party that Issuer will comply with instructions concerning the Securities originated by such third party. Issuer will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Securities.

        3.    Control.    Issuer covenants and agrees that it will comply with Instructions originated by Secured Party concerning all or any portion of the Securities at any time without further consent by Pledgor. Without the prior written consent of the Secured Party, Issuer will not comply or agree to comply with any Instructions Issuer may receive from the Pledgor or any other person with respect to all or any portion of the Securities.

        4.    Dividends.    By execution of this Agreement, Issuer acknowledges and agrees that (i) the Security Agreement created a security interest in dividends, and (ii) the Secured Party may at any time and without notice receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Securities, and hold the same as Collateral (as such term is defined in the Security Agreement), or apply the same to the Indebtedness (as such term is defined in the Security Agreement), the manner and distribution of the application to be in the sole discretion of Secured Party.

        5.    Duplicate Statements and Notices.    Issuer will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Securities to Secured Party at the address set forth below.

        6.    Tax Reporting.    All items of income, gain, expense, and loss recognized in the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

        7.    Other Agreements and Issuer's Jurisdiction.    In the event of a conflict between this Agreement and any other agreement between the Issuer and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Texas shall be deemed to be Issuer's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Securities.

        8.    Termination.    The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Securities, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. The obligations of Issuer herein described shall continue in effect until the security interest of Secured Party in the Securities has been terminated and Secured Party has notified Issuer of such termination in writing.

        9.    This Agreement.    This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

        10.    Amendments.    No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

        11.    Successors.    The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and personal representatives.

        12.    Severability.    If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

        13.    Notices.    Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below next to such party's signature. Any party may change its address for notices in the manner set forth above.

        14.    Rules of Construction.    In this Agreement, words in the singular number include the plural, and in the plural include the singular. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender, and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

        15.    Choice of Law.    THE PARTIES HERETO AGREE THAT CERTAIN MATERIAL EVENTS, OCCURRENCES AND TRANSACTIONS RELATING TO THIS AGREEMENT BEAR A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY

2

THOSE LAWS OF THE STATE OF TEXAS WHICH ARE APPLICABLE TO AGREEMENTS WHICH ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF TEXAS. THE SECURITIES ARE SUBJECT TO ARTICLE 8 OF THE UCC.

        16.    Counterparts.    This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

        17.    Indemnification.    Pledgor agrees to indemnify Secured Party, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Secured Party takes in accordance with the provisions of this Agreement.

        18.    Jury Waiver.    THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Addresses:	COMERICA BANK—TEXAS
Comerica Bank—Texas P.O. Box 650282 Dallas, Texas 75265-0282 Attention: Robin Kain	By:	/s/ ROBIN KAIN Robin Kain, Vice President
Address:	PLEDGOR:
5221 N. O'Connor Boulevard., Suite 500 Irving, Texas 75039	THOMAS GROUP, INC.
	By:	/s/ JIM TAYLOR Jim Taylor, CFO and Vice President
Address:	ISSUER:
c/o Thomas Group, Inc. 5221 N. O'Connor Boulevard, Suite 500 Irving, Texas 75039	INNOVATIVE LEADERSHIP COMPANY LIMITED
	By:	/s/ JIM TAYLOR Name: Jim Taylor Title: Director

3

\

EXHIBIT A

Issuer	Owner of Stock or Equity Interest	Percentage Ownership and Type of Stock or Equity Interest	Number of Shares	Certificate Numbers

Innovative Leadership Company Limited	Thomas Group, Inc.	100% of capital voting stock, shares, or other ownership interest in Innovative Leadership Company Limited		Uncertificated Securities

4

Notice of Pledge and Control Agreement (Issuer of Uncertificated Security)

        This Agreement dated as of November 26, 2002 is executed among Comerica Bank—Texas, a Texas banking association ("Secured Party"), Thomas Group, Inc., a Delaware corporation ("Pledgor"), and Thomas Group Consulting (Shanghai) Co., Ltd., a limited liability company formed under the laws of P.R. China ("Issuer").

RECITALS:

        A.    Pursuant to a Security Agreement (Negotiable Collateral) dated as of March 29, 2002 executed by and between Secured Party and Pledgor (as the same has been or may hereafter be amended, restated, modified, or otherwise modified from time to time, the "Security Agreement") Pledgor has granted Secured Party a security interest in and to certain of the Investment Property (as defined in the Uniform Commercial Code as adopted in the State of Texas, as amended "UCC") of Pledgor, and more particularly, the uncertificated securities or other ownership interests described on Exhibit A attached hereto and incorporated herein for all purposes ("Securities").

        B.    By entering into this control agreement ("Agreement"), the parties are perfecting the Secured Party's security interest in the Securities, and the Secured Party shall have control over the Securities in accordance with Article 8 of the UCC.

        C.    By executing this Agreement, each party respectively represents, warrants, and agrees to the following, with and for the benefit of the Secured Party:

        The parties agree as follows:

        1.    The Securities.    Issuer hereby represents and warrants to Secured Party and Pledgor that (a) the Securities have been established solely in the name of Pledgor as recited above, (b) Exhibit A attached hereto is a complete and accurate description of the Securities as of the date thereof, and (c) except for the claims and interests of Secured Party and Pledgor in the Securities, neither Pledgor nor Issuer has any knowledge of any other claim to or interest in the Securities.

        2.    Liens.    Issuer hereby acknowledges the security interest in the Securities granted to Secured Party by Pledgor. Issuer has not been served with any notices of levy or other documents under which any other person claims any interest in the Securities. Issuer has not received notice of any security interest in or claim to the Securities, or any portion of the Securities, other than this Agreement, and Issuer is not presently obligated to comply with any notifications it may receive from anybody (except the Pledgor) directing Issuer to register transfers of the Securities or to redeem the Securities (any such notifications are referred to herein as "Instructions"). Issuer covenants and agrees that it has not and will not hereafter agree with any third party that Issuer will comply with instructions concerning the Securities originated by such third party. Issuer will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Securities.

        3.    Control.    Issuer covenants and agrees that it will comply with Instructions originated by Secured Party concerning all or any portion of the Securities at any time without further consent by Pledgor. Without the prior written consent of the Secured Party, Issuer will not comply or agree to comply with any Instructions Issuer may receive from the Pledgor or any other person with respect to all or any portion of the Securities.

        4.    Dividends.    By execution of this Agreement, Issuer acknowledges and agrees that (i) the Security Agreement created a security interest in dividends, and (ii) the Secured Party may at any time and without notice receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Securities, and hold the same as Collateral (as such term is defined in the Security Agreement), or apply the same to the Indebtedness (as such term is defined in the Security Agreement), the manner and distribution of the application to be in the sole discretion of Secured Party.

        5.    Duplicate Statements and Notices.    Issuer will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Securities to Secured Party at the address set forth below.

        6.    Tax Reporting.    All items of income, gain, expense, and loss recognized in the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

        7.    Other Agreements and Issuer's Jurisdiction.    In the event of a conflict between this Agreement and any other agreement between the Issuer and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Texas shall be deemed to be Issuer's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Securities.

        8.    Termination.    The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Securities, are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of Pledgor or by the lapse of time. The obligations of Issuer herein described shall continue in effect until the security interest of Secured Party in the Securities has been terminated and Secured Party has notified Issuer of such termination in writing.

        9.    This Agreement.    This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

        10.    Amendments.    No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

        11.    Successors.    The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors, assigns, heirs and personal representatives.

        12.    Severability.    If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

        13.    Notices.    Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below next to such party's signature. Any party may change its address for notices in the manner set forth above.

        14.    Rules of Construction.    In this Agreement, words in the singular number include the plural, and in the plural include the singular. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender, and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

        15.    Choice of Law.    THE PARTIES HERETO AGREE THAT CERTAIN MATERIAL EVENTS, OCCURRENCES AND TRANSACTIONS RELATING TO THIS AGREEMENT BEAR A REASONABLE RELATIONSHIP TO THE STATE OF TEXAS. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY

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THOSE LAWS OF THE STATE OF TEXAS WHICH ARE APPLICABLE TO AGREEMENTS WHICH ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF TEXAS. THE SECURITIES ARE SUBJECT TO ARTICLE 8 OF THE UCC.

        16.    Counterparts.    This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

        17.    Indemnification.    Pledgor agrees to indemnify Secured Party, its officers and employees, and hold it and them harmless for and from all claims, losses, liabilities and expenses, including without limitation, reasonable legal fees and expenses arising from any claim of any party resulting from actions Secured Party takes in accordance with the provisions of this Agreement.

        18.    Jury Waiver.    THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

Addresses:	COMERICA BANK—TEXAS
Comerica Bank—Texas P.O. Box 650282 Dallas, Texas 75265-0282 Attention: Robin Kain	By:	/s/ ROBIN KAIN Robin Kain, Vice President
Address:	PLEDGOR:
5221 N. O'Connor Boulevard., Suite 500 Irving, Texas 75039	THOMAS GROUP, INC.
	By:	/s/ JIM TAYLOR Jim Taylor, CFO and Vice President
Address:	ISSUER:
c/o Thomas Group, Inc. 5221 N. O'Connor Boulevard, Suite 500 Irving, Texas 75039	THOMAS GROUP CONSULTING (SHANGHAI) CO., LTD.
	By:	/s/ JIM TAYLOR Name: Jim Taylor Title: Director

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EXHIBIT A

Issuer	Owner of Stock or Equity Interest	Percentage Ownership and Type of Stock or Equity Interest	Number of Shares	Certificate Numbers

Thomas Group Consulting (Shanghai) Co., Ltd.	Thomas Group, Inc.	100% of capital voting stock, shares, or other ownership interest in Thomas Group Consulting (Shanghai) Co., Ltd.		Uncertificated Securities

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Amended and Restated Advance Formula Agreement

        As of November 26, 2002, this Agreement is made between THOMAS GROUP, INC. ("Borrower" or "Debtor") and COMERICA BANK—TEXAS, a Texas banking association ("Bank").

        For and in consideration of the loans and other credit which Borrower may now or hereafter obtain or request from Bank which are secured pursuant to the security agreements and other agreements as may be executed and delivered by Borrower from time to time for the benefit of Bank, and for other good and valuable consideration, Borrower agrees as follows:

1.
REVOLVING CREDIT LOAN. The credit which Bank may now or hereafter extend to Borrower subject to the limitations of this Agreement and to the conditions and limitations of any other agreement between Borrower and Bank is identified as follows:

    Revolving line of credit of up to $3,000,000, as evidenced in that certain Amended and Restated Revolving Credit Note of even date herewith in the amount of $3,000,000 executed by the Borrower and payable to the order of the Bank (as the same has been and may hereafter be amended, restated, increased, extended or otherwise modified ("the Note"), and any extensions, renewals or substitutions, whether in a greater or lesser amount ("Revolving Credit Loans"). The aggregate principal amount of the Revolving Credit Loans outstanding can never exceed the lesser of (a) $3,000,000, or (b) the "Borrowing Base" set forth in Paragraph 2 below. Reference is made to that certain Second Amended and Restated Revolving Credit Loan Agreement dated of even date herewith executed between the Borrower and the Bank (as the same has been or may hereafter be amended, restated, or modified from time to time, the "Loan Agreement") for a statement of other terms and conditions of the Note. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

2.
BORROWING BASE. Borrower warrants and agrees that Borrower's Indebtedness to Bank for the Revolving Credit Loans shall never exceed seventy-five percent (75%) of the Eligible Accounts (as hereinafter defined) of the Debtor (the "Borrowing Base").

3.
BORROWING BASE COMPLIANCE. If the Borrowing Base limitations described in paragraph 2 above are exceeded at any time, Borrower shall immediately pay Bank sums sufficient to reduce the Revolving Credit Loans by the amount of such excess.

4.
ELIGIBLE ACCOUNT. "Eligible Account" shall mean an Account (as hereinafter defined) arising in the ordinary course of a Debtor's business which meets each of the following requirements:

(a)
it is owing less than ninety (90) days after the date of the original invoice or other writing evidencing such Account; or

(b)
it is from an Account Debtor (i) maintaining its chief executive office in the United States of America or Canada, or (ii) organized under the laws of the United States of America (or any state thereof) or Canada;

(c)
it arises from the sale of goods, or from services rendered;

(d)
it is evidenced by an invoice;

(e)
it is a valid, legally enforceable obligation of the Account Debtor;

(f)
it is subject to a first priority, properly perfected security interest in favor of Bank and is not subject to any sale of accounts, any rights of offset, assignment, lien or security interest whatsoever other than to Bank;

(g)
it is not owing by a subsidiary or affiliate of Borrower or a Debtor.

    For purposes of this Agreement, an "Account" shall mean any right of a Debtor to payment for goods sold or leased or for services rendered, but shall not include interest or service charges, and "Account Debtor" shall mean a person who is obligated on or under an Account.

    An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account.

5.
CERTIFICATES, SCHEDULES AND REPORTS. Borrower shall be required to prepare and deliver to the Bank such certificates, schedules, and reports as are required in the Loan Agreement.

6.
INSPECTIONS; COMPLIANCE. Borrower and each Debtor shall permit Bank and its designees from time to time to make such inspections and audits, and to obtain such confirmations or other information, with respect to any of the Collateral or any Account Debtor as Bank is entitled to make or obtain under the Loan Agreement or Security Agreement, and shall reimburse Bank on demand for all costs and expenses incurred by Bank in connection with such inspections and audits. Borrower and each Debtor shall further comply with all of the other terms and conditions of the Security Agreement.

7.
DEFAULT. Any failure by Borrower or a Debtor to comply with this Agreement shall constitute an "Event of Default" under the Revolving Credit Loans and under the Loan Agreement, the other loan documents relating thereto, and the Indebtedness described therein.

8.
AMENDMENTS; WAIVERS. This Agreement may be amended, modified or terminated only in writing duly executed by Borrower and Bank. No delay by Bank in requiring Borrower's compliance herewith shall constitute a waiver of such right. The rights granted to Bank hereunder are cumulative, and in addition to any other rights Bank may have by agreement or under applicable law. This Agreement shall supersede and replace in their entirety any prior advance formula agreements in effect between Bank and Borrower including that certain Advance Formula Agreement dated as of March 29, 2002, executed between Borrower and Bank. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without regard to conflict of laws principles.

9.
DISCRETIONARY/DEMAND BASIS REVOLVING CREDIT LOANS. Notwithstanding anything to the contrary set forth in this Agreement, in the event that the Revolving Credit Loans are at any time on a demand basis or advances are subject to the Bank's discretion, Borrower and Debtor hereby acknowledges and agrees that the Borrowing Base formula set forth in paragraph 2 hereof is merely for advisory and guidance purposes and Bank shall not be obligated to make any loans or advances under the Revolving Credit Loans, and, notwithstanding the terms of paragraph 3 above, Bank may at any time, at its option, demand payment of any or all of the Revolving Credit Loans, whereupon the same shall become due and payable.

10.
DILUTION OF ACCOUNTS. In the event the Bank, at any time in its sole discretion, determines that the dollar amount of Eligible Accounts collectable by a Debtor is reduced or diluted as a result of discounts or rebates granted by a Debtor to the respective Account Debtor, returned or rejected Inventory or services, or such other reason or factor as Bank deems applicable, Bank may, in its sole discretion, upon five (5) business days' prior written notice to Borrower, reduce or otherwise modify the percentage of Eligible Accounts included within the Borrowing Base under paragraph 2(a) above and/or reduce the dollar amount of the applicable Debtor's Eligible Accounts by an amount determined by Bank in its sole discretion.

11.
JURY WAIVER. BORROWER AND DEBTOR(S) AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

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        IN WITNESS WHEREOF, this Agreement, which may be executed in counterparts, is duly executed and delivered as of the day and year first above written.

Borrower's Chief Executive Office Address:		BORROWER:
5221 N. O'Connor Boulevard Suite 500 Irving, Texas 75039		THOMAS GROUP, INC.
		By:	/s/ JIM TAYLOR Jim Taylor Chief Financial Officer; Vice President of Finance
Accepted and Approved:
COMERICA BANK—TEXAS, a Texas banking association
By:	/s/ ROBIN M. KAIN Robin M. Kain Vice President

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        NEITHER THE WARRANT REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE STATE SECURITIES ACT, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACTS.

        Warrant No. 4

WARRANT
To Purchase Common Stock of
THOMAS GROUP, INC.

        THIS CERTIFIES that, for ten and 00/100 dollars ($10.00) and other value received, the receipt and sufficiency of which is hereby acknowledged, Comerica Bank—Texas, a Texas banking association, or registered assigns (the "Holder"), is the registered owner and is entitled, subject to the terms and conditions of this Warrant, from the date hereof until the date which is five (5) years after the date on which this Warrant is issued (the "Expiration Date"), to purchase 397,443 shares of common stock, $0.01 par value per share (the "Common Stock"), of Thomas Group, Inc., a Delaware corporation (the "Company"), at a purchase price per share equal to $0.30 (the "Exercise Price"). The number of shares of Common Stock which may be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock are subject to adjustment from time to time as hereinafter set forth. In connection with the grant of this Warrant, the Company and the Holder have also entered into that certain Registration Rights Agreement, dated as of November 26, 2002 (the "Registration Agreement"), and the Company and Holder intend to be bound thereby. The Company acknowledges that the payment by Holder set forth herein is fair and full consideration for the rights granted to Holder hereunder, since the Company acknowledges that, due to restrictions on the exercise of this Warrant and other restrictions on the rights of Holder contained herein and in the Registration Agreement, the value of this Warrant is contingent, speculative and uncertain.

        1.    Exercise of Warrant.

          (a)    Company's Covenants as to Common Stock.    The shares of Common Stock deliverable upon the exercise of this Warrant shall, at delivery, be fully paid and nonassessable, free from liens, and charges with respect to their purchase. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy the exercise of this Warrant.

          (b)    Procedure for Exercise.    This Warrant may be exercised at any time or from time to time until the Expiration Date, on any day that is a business day, for all or any part of the number of shares of Common Stock purchasable upon its exercise. In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 5221 North O'Connor Boulevard, Irving, Texas, 75039, or at such other offices as shall be designated by the Company through notice given by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such registered holder appearing in the records of the Company, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased pursuant to such exercise, (ii) cash or a certified or cashier's check payable to the order of the Company in full payment of the exercise price thereof, and (iii) this Warrant. Such notice may be in the form of the Subscription Form appearing at the end of this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) business days thereafter, execute, or cause to be executed, and deliver to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock certificate or certificates so delivered shall be registered in the name of Holder, or such other name as shall be designated in said notice. Holder acknowledges that the stock certificate shall bear a legend restricting transfer similar to that appearing on the face of this Warrant and legends required by applicable law. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date said notice, together with said payment and this Warrant, is received by the Company as aforesaid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to Holder a new warrant evidencing the rights of Holder to purchase that number of shares of Common Stock with respect to which this Warrant shall not have been exercised, which new warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

          (c)    Cashless Exercise.    At the option of the Holder, to the extent permitted by law, the Holder may exercise this Warrant, without a cash payment of the Exercise Price, by designating that the number of shares of Common Stock issuable to Holder upon such exercise shall be reduced by the number of shares of Common Stock having a fair market value (as reasonably determined by the Holder hereof and the Company) equal to the amount of the total exercise price for such exercise. In such instance, no cash or other consideration will be paid by Holder in connection with such exercise, other than the surrender of the Warrant itself, and no commission or other remuneration will be paid or given by Holder or the Company in connection with such exercise. If such exercise results in only a partial exercise of this Warrant, then the Company shall deliver to Holder a new Warrant evidencing the remaining rights under this Warrant, as provided in Section 1(b) above.

          (d)    Fractional Shares.    No fractional shares of Common Stock shall be issued upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this subsection (c) of this Section 1, be issuable upon exercise of this Warrant, the Company shall issue that number of shares of Common Stock equal to the next greatest whole share.

        2.    Taxes.    The issuance of any Common Stock or other certificate upon the exercise of this Warrant shall be made without charge to Holder for any tax in respect of the issuance of such certificate.

        3.    Limited Rights of Owner.    This Warrant does not entitle Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights expressed herein. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

        4.    Transfer.    Except as otherwise provided herein, this Warrant and all options and rights hereunder are transferable, as to all or any part of the number of shares of Common Stock purchasable upon its exercise, by Holder in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed. The Company shall deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company shall at the time of surrender of this Warrant, issue to the transferee a warrant covering the number of shares of Common Stock transferred and to the transferor a warrant covering the number of shares not transferred. Notwithstanding anything else contained herein to the contrary, Holder shall not transfer this Warrant, or any of the shares of Common Stock issued upon the exercise of this Warrant, to any person that is reasonably deemed by a majority of the Board of Directors of the Company to be a competitor of the Company.

        5.    Adjustment.    If any of the following events shall occur at any time or from time to time prior to the exercise of this Warrant, the following adjustments shall be made in the Exercise Price and/or the number of shares then purchasable upon the exercise of this Warrant, as applicable.

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          (a)  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced (but not below the par value of the Common Stock) and the number of shares purchasable under this Warrant shall be proportionately increased; and conversely, in case the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares purchasable hereunder shall be proportionately reduced.

          (b)  If the Company shall declare a dividend on its Common Stock payable in shares, options, interests, participations or other equivalents of or in the Company, including, without limitation, common stock, warrants, preferred stock, convertible debentures and all other convertible securities (the "Stock") or other securities of the Company or any other corporation, or in cash or other property, to holders of record of Common Stock as of a date prior to the date of exercise of this Warrant, Holder shall, without additional cost, be entitled to receive upon the exercise of this Warrant, in addition to the Common Stock to which Holder is otherwise entitled upon such exercise, that number of shares of the Stock or other securities, cash or property that Holder would have been entitled to receive if Holder had been a holder of the number of shares of Common Stock that Holder actually receives upon exercise of this Warrants on such record date.

          (c)  In case of any capital reorganization or reclassification of the Common Stock, or the consolidation or merger of the Company with or into another corporation, or any sale of all or substantially all of the Company's property or assets, or any liquidation of the Company, Holder, upon the exercise of this Warrant on or before the record date for determination of stockholders entitled thereto, shall receive, in lieu of any shares of Common Stock, the proportionate share of all stock, securities or other property issued, paid or delivered for or on all of the Common Stock as is allocable to the shares of Common Stock then exercisable under this Warrant.

          (d)  In the event the Company, at any time after the date hereof, shall issue or sell additional shares of Common Stock or securities exercisable or exchangeable for, or convertible into, shares of Common Stock without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issue, then and in such event, the Exercise Price shall be reduced, concurrently with such issue, to a price equal to the consideration per share received by the Company for such issue; provided, however, that no adjustment shall be made pursuant to this Section 5(d) upon the issuance of Common Stock issued in connection with (i) a merger, consolidation or reorganization of the Company; (ii) pursuant to any registered public offering of the Company's Common Stock; (iii) upon exercise of options granted pursuant to the Company's stock option plans; or (iv) if the exercise price is the same or higher than the Exercise Price, issuance of the Bank Warrant and the Bank Shares (as each is defined in the Purchase Agreement).

        6.    Notices of Certain Events.

          (a)  In the event of: (i) any setting by the Company of a record date with respect to the holders of Common Stock or any class of securities of the Company for the purpose of determining which of such holders are entitled to (A) dividends or other distributions, (B) any right to subscribe for, purchase or otherwise acquire any shares of Stock of the Company or any other securities or property, or (C) to receive any other right; (ii) any capital reorganization of the Company, or reclassification or recapitalization of the Common Stock of the Company or any transfer of all or substantially all of the assets of the Company to, or consolidation or merger of the Company with or into, any other entity or person; (iii) any voluntary dissolution or winding up of the Company; or (iv) any proposed issue or grant by the Company of any shares of Stock or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares

3

  of Stock or any other securities of the Company (other than Common Stock issued pursuant to exercise of this Warrant or issued pursuant to shares of Stock outstanding on the date of this Warrant and the issuance of options or shares of Stock pursuant to the Company's stock option and benefit plans), then and in each such event the Company will mail or cause to be mailed to Holder a notice specifying, as the case may be, (1) the date on which any such record is to be set for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution, or right; (2) the date as of which the holders of record shall be entitled to vote on any reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding-up; (3) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other Stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other Stock or securities) for securities or other property deliverable upon such event; and (4) the amount and character of any Stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the consideration to be received therefor and, in the case of rights or options, the exercise price thereof, and the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant will be offered or made. Any such notice shall be given by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such registered holder appearing in the records of the Company, at least thirty (30) days prior to the date therein specified and the holder of this Warrant may exercise this Warrant within the thirty (30) day period from the date of mailing of such notice.

          (b)  If there shall be any adjustment as provided in Section 5 hereof, or if securities or property other than shares of Common Stock of the Company shall become purchasable in lieu of shares of such Common Stock upon exercise of this Warrant, the Company shall forthwith cause written notice thereof to be sent by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such registered holder appearing in the records of the Company, which notice shall be accompanied by a certificate of the chief financial officer of the Company setting forth in reasonable detail the basis for Holder becoming entitled to purchase such shares and the number of shares that may be purchased and the exercise price thereof, or the facts requiring any such adjustment and the exercise price and number of shares purchasable after such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of this Warrant, as the case may be. At the request of Holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

        7.    Lost, Stolen, Mutilated, or Destroyed Warrants.    If this Warrant shall become lost, stolen, mutilated, or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may impose, including, without limitation, the delivery by Holder to the Company (at Holder's expense) of an affidavit of lost instrument and an indemnity agreement, issue a new warrant of like denomination, tenor, and date of this Warrant. Holder agrees to pay the reasonable expenses incurred by the Company in connection with such reissuance. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

        8.    Applicable Law.    This Warrant shall be interpreted and the rights of the parties determined in accordance with the laws of the United States applicable thereto and the internal laws of the State of Texas, without regard to its or other states choice of law principles.

        9.    Successors and Assigns.    This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the permitted successors and assigns of the Company and the holder hereof and shall be enforceable by any such holder; provided, however, that the Company shall not

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assign or delegate any of its rights or obligations under this Warrant without the written consent of any holder hereof.

        10.    Headings.    Headings of the paragraphs in this Warrant are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

        11.    Notices.    Any notices required to be given hereunder shall be given in the manner set forth in the Purchase Agreement.

        12.    Modifications and Amendments.    No amendment modification or termination of this Agreement shall be binding upon any other party unless executed in writing by the Company and by the Holder.

        13.    Waivers and Extensions.    The Holder may waive any right, breach or default which the Holder has the right to waive, provided that such waiver will not be effective against the Holder unless it is in writing, is signed by the Holder, and specifically refers to this Warrant. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

        14.    Titles and Headings.    Titles and headings of sections of this Warrant are for convenience only and shall not affect the construction of any provision of this Warrant.

        15.    Severability.    This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

THOMAS GROUP, INC.
DATED as of November 26, 2002
	By:	/s/ JAMES T. TAYLOR
	Name:	James T. Taylor
	Title:	Chief Financial Officer

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SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

        The undersigned registered owner of warrant number    irrevocably exercises the warrant for and purchases            shares of common stock (the "Common Stock") of Thomas Group, Inc. purchasable pursuant to the warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                        whose address is                        , and if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in the warrant, that a new warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

DATED: ,
By:

Name:

Title:

Tax Identification Number:
Address:

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ASSIGNMENT FORM

        FOR VALUE RECEIVED, the undersigned registered owner of warrant number    hereby sells, conveys, assigns and transfers unto the assignee named below all of the rights of the undersigned in the warrant, with respect to the number of shares of common stock set forth below:

Name & Address of Assignee	No. of Shares Common Stock

and does hereby irrevocably constitute and appoint                        , as attorney, to register such transfer on the books of Thomas Group, Inc. maintained for such purpose, with full power of substitution in the premises.

DATED: , .
By:

Name:

Title:

NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the warrant in every particular.

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REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of November 26, 2002, by and among Thomas Group, Inc., a Delaware corporation (the "Company"), and Comerica Bank—Texas, a Texas banking association (the "Initial Holder").

        WHEREAS, the Initial Holder is or will be the holder of shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company issuable upon exercise of that certain Warrant to be issued to Initial Holder (the "Warrant Shares" or the "Shares"); and

        WHEREAS, the Company wishes to grant to the Initial Holder, registration rights with respect to the shares of Common Stock held by the Initial Holder.

        NOW, THEREFORE, in consideration of the terms and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

        Section 1.1    Definitions.    As used in this Agreement, the following terms shall have the following meanings:

        "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (a) members of such specified person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act); and (b) trusts, the trustee and all beneficiaries of which are such specified person or members of such person's immediate family as determined in accordance with the foregoing clause (a). For the purposes of this definition, "control," when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes of this Agreement, the Purchaser and its Affiliates shall not be deemed Affiliates of the Company.

        "Commission" shall mean the United States Securities and Exchange Commission.

        "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Holder" shall mean (a) the Initial Holder, as the beneficial owner of Registrable Securities (as defined herein); and (b) any other person (i) that is the beneficial owner of Registrable Securities; and (ii) to whom the registration rights set forth herein have been assigned in accordance with Section 5.11; provided, however, that a person shall be deemed the beneficial owner of Registrable Securities if that person has the right to acquire such Registrable Securities, whether or not such acquisition has been effected and disregarding any legal restrictions upon the exercise of such right.

        "Minimum Effective Period" shall mean (a) in the case of the Shelf Registration (as defined herein), as long as is required to complete the distribution of the Registrable Securities included in such Registration Statement; and (b) in the case of a Demand Registration (as defined herein), a period of one (1) year after the effective date thereof (or such shorter period as is required to complete the distribution of the Registrable Securities included in such registration statement).

        "person" shall mean any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

        "Registrable Securities" shall mean (a) the Shares; (b) shares of Common Stock owned by the Initial Holder on the date hereof or acquired by the Initial Holder or any other security received or receivable upon conversion or exercise of any convertible security acquired by the Initial Holder; (c) any security received or receivable as a dividend or other distribution with respect to any Registrable Securities; (d) any security received in exchange for or in replacement of any Registrable Securities; (e) any security issued or issuable with respect to any Registrable Securities as a result of a change or reclassification of Registrable Securities or any capital reorganization of the Company; and (f) any security received or receivable by a Holder in respect of Registrable Securities as a result of a merger or consolidation of the Company; provided, however, that "Registrable Securities" shall not include (i) any securities sold to the public pursuant to a registration statement or Rule 144 under the Securities Act or any similar rule promulgated by the Commission thereunder; or (ii) any securities sold in a private transaction in which the transferor's rights hereunder are not assigned in accordance with the requirements of Section 5.11; provided further, that the Company shall have no obligation to register those Registrable Securities of the Holder with respect to which the Company delivers to the Holder an opinion of counsel reasonably satisfactory to such Holder and its counsel to the effect that the proposed sale or disposition of such Registrable Securities for which registration was requested and the sale of all other Common Stock of Holder does not require registration under the Securities Act and may be sold in their entirety pursuant to Rule 144(k) under the Securities Act (as defined herein) (or any successor provision thereto) during any three (3) month period.

        "register," "registered" and "registration" shall refer to a registration of securities effected by preparing and filing a registration statement in compliance with the Securities Act and the effectiveness of such registration statement.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Selling Holder" means a Holder who sells or proposes to sell Registrable Securities pursuant to any registration statement provided for in this Agreement.

ARTICLE II

REGISTRATION RIGHTS

        Section 2.1    Shelf Registration.    At any time after the date hereof, within forty-five (45) days of delivery of a written notice by Holders of more than fifty percent (50%) of the Registrable Securities, the Company shall prepare and file a shelf registration statement (the "Shelf Registration") on Form S-3, or such other form as the Company may at the time be eligible to use for the registration of securities under the Securities Act providing for the sale by the Holders of all of their Registrable Securities then outstanding, and all Registrable Securities issuable to them thereafter.

        Section 2.2    Demand Registration.

        (a)    Request for Registration.    At any time, and from time to time, the Holders of the Registrable Securities then outstanding shall have the right, by written notice (each, a "Demand Notice") delivered to the Company, to require the Company to register (a "Demand Registration") all but not less than all of the Registrable Securities; provided, however, that the Company shall not be required to effect more than one (1) Demand Registration hereunder. The Holders who deliver a Demand Notice (the "Initiating Holders") shall specify in the Demand Notice the number and type, class or series of Registrable Securities to be registered and the intended methods of disposition thereof. The Company shall give written notice of any Demand Notice within ten (10) days after the receipt thereof, to each Holder other than the Initiating Holders. Within twenty (20) days after receipt of such notice, any such Holder may request in writing that its Registrable Securities be included in such Demand Registration, and the Company shall include in the Demand Registration the Registrable Securities of all such Holders who request to be so included (together with the Initiating Holders, the "Demanding

2

Holders"), subject to the provisions of Section 2.4. Each such request shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof.

        (b)    Effective Registration.    A registration will be deemed to have been effected as a Demand Registration if it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that a Demand Registration will not be deemed to have been effected, and the Company shall continue to be obligated to effect an additional Demand Registration, if (i) after such Demand Registration has become effective, the offering of Registrable Securities pursuant to such Demand Registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency (for any reason other than the acts or omissions of the Demanding Holders); (ii) any court prevents or otherwise limits the sale of Registrable Securities pursuant to such Demand Registration (for any reason other than the acts or omissions of the Demanding Holders); (iii) such registration does not remain effective for the Minimum Effective Period; (iv) an event specified in clause (v), (vi) or (vii) of Section 3.1(d) occurs that results in a delay of an underwritten offering and, as a result of such delay, the managing underwriter(s) determine that the Registrable Securities cannot be sold at the originally anticipated offering price; or (v) after an event specified in clause (vi) of Section 3.1(d) occurs, the Selling Holders determine to withdraw a majority of the Registrable Securities previously included in such Demand Registration.

        (c)    Withdrawal.    The Demanding Holders may withdraw all or any part of their Registrable Securities from a Demand Registration at any time (whether before or after the filing or effective date of such Demand Registration) and, if all such Registrable Securities are withdrawn, may withdraw the demand related thereto; provided, however, that unless the withdrawing Holders reimburse the Registration Expenses (as defined herein) incurred by the Company, such withdrawn registration shall count against the one (1) Demand Registration that the Company is required to consummate. If a registration statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Registrable Securities are withdrawn from the Demand Registration so that such registration statement does not cover at least the required amount specified by Section 2.2(a), the Company may (or shall, if requested by the Demanding Holders) withdraw the registration statement and if such registration statement is so withdrawn, it will count as a Demand Registration.

        Section 2.3    Selection of Underwriter.    If the Demanding Holders so elect, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. The Demanding Holders holding a majority of the Registrable Securities to be registered shall select one or more nationally recognized firms of investment bankers to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

        Section 2.4    Piggy-Back Registration.

        (a)    Registration.    If the Company proposes to file a registration statement (a "Piggy-Back Registration") under the Securities Act with respect to an offering or other sale of equity securities by the Company for its own account or for the account of any holders of any class of its equity securities (other than (i) a Demand Registration; (ii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission); or (iii) a registration statement filed in connection with the merger of the Company with another person), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable, in any event at least thirty (30) days before the anticipated filing date, and such notice shall offer each Holder the opportunity to include in such Piggy-Back Registration such number of Registrable Securities as such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof). Such Holders shall have twenty (20) days

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after receipt of such notice from the Company to make such request. All Holders requesting inclusion in the Piggy-Back Registration are referred to herein as "Piggy-Back Holders."

        (b)    Withdrawal.    Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of its request to withdraw prior to the date on which the registration statement becomes effective. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided, however, that the Company shall reimburse the Piggy-Back Holders for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

        (c)    No Effect on Other Registrations.    No Piggy-Back Registration shall relieve the Company of its obligation to effect any Demand Registration or a Shelf Registration, and no failure to effect a Piggy-Back Registration or complete the sale of securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

        Section 2.5    Reduction of Offering.

        (a)    Demand Registration.    The Company may include in a Demand Registration Registrable Securities for the account of the Demanding Holders and shares of Common Stock for the account of the Company or other shareholders exercising contractual piggy-back registration rights or other shareholders, on the same terms and conditions as the Registrable Securities are included therein for the account of the Demanding Holders; provided, however, that (i) if the managing underwriter(s) of any underwritten offering that is the subject of such Demand Registration have informed the Company in writing that in their opinion the total number of securities that the Demanding Holders, the Company and any other shareholders intend to include in such offering exceeds the number that can be sold in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be included therein, then (x) the number of Registrable Securities to be offered for the account of any stockholders, other than the Demanding Holders, shall be reduced (to zero, if necessary) pro rata in proportion to the respective number of Registrable Securities requested to be registered by such shareholders; and (y) thereafter, if necessary, the number of Registrable Securities to be offered for the account of the Company shall be reduced (to zero, if necessary), to the extent necessary to reduce the total number of Registrable Securities requested to be included in such offering to the number of Registrable Securities, if any, recommended by such managing underwriter(s) (and if the number of Registrable Securities to be offered for the account of shareholders other than the Demanding Holders and for the account of the Company has been reduced to zero, and the number of Registrable Securities requested to be included in such offering by the Demanding Holders exceeds the number of Registrable Securities recommended by such managing underwriter(s), then the number of Registrable Securities to be offered for the account of the Demanding Holders shall be reduced pro rata in proportion to the respective number of Registrable Securities requested to be registered by the Demanding Holders); and (ii) if the offering that is the subject of such Demand Registration is not underwritten, only Demanding Holders, and no other party (including the Company), shall be permitted to include Registrable Securities in such Demand Registration unless the Demanding Holders owning a majority of the Registrable Securities included in such Demand Registration consent in writing to the inclusion of such Registrable Securities therein.

        (b)    Piggy-Back Registration.    Notwithstanding anything to the contrary contained herein, if the managing underwriter(s) of any underwritten offering that is the subject of a Piggy-Back Registration have informed the Company in writing that in their opinion the total number of Registrable Securities that the Company and the Piggy-Back Holders intend to include in such offering exceeds the number that can be sold in such offering without materially and adversely affecting the marketability of the offering, then (i) the number of Registrable Securities to be offered for the account of all other persons that have requested to include Registrable Securities in such registration shall be reduced (to zero, if necessary) pro rata in proportion to the respective number of Registrable Securities requested

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to be included; (ii) thereafter, if necessary, the number of Registrable Securities to be offered for the account of the Piggy-Back Holders (if any) shall be reduced (to zero, if necessary); and (iii) thereafter, if necessary, the number of Registrable Securities to be offered for the account of the Company shall be reduced to the extent necessary to reduce the total number of Registrable Securities requested to be included in such offering to the number of Registrable Securities, if any, that such managing underwriter(s) believe can be included without materially and adversely affecting the success of the offering; provided, however, that, if such Piggy-Back Registration contemplates an "over-allotment option" on the part of underwriters, to the extent such over-allotment option is exercised and Holders of the Registrable Securities were excluded from registering any of the Registrable Securities they requested be included in such registration pursuant to the cutback provisions of this Section 2.4(b), then the over-allotment option shall be fulfilled through the registration and sale of such excluded Registrable Securities.

ARTICLE III

REGISTRATION PROCEDURES

        Section 3.1    Filings; Information.    Whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Section 2.1 or Section 2.2, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a)  The Company will as expeditiously as possible, and in any event within sixty (60) days from the date of request for registration from the requisite Holders, prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for the Minimum Effective Period; provided, however, that the Company may postpone the filing of a registration statement, or suspend sales under an effective shelf registration statement, for a period of not more than thirty (30) days if the Company furnishes to each Selling Holder a certificate signed by the Chairman of the Board of the Company or the Chief Executive Officer of the Company certifying that the Board of Directors of the Company, in its good faith judgment, determined that it would be seriously detrimental to the Company and its shareholders for the Company to file a registration statement, or permit sales to be made under an effective shelf registration statement, at such time because (i) it would interfere with any proposed or pending material transaction; or (ii) the Company would be required to disclose material non-public information that the Company has a bona fide business purpose for not disclosing; provided, further, that the Company shall only be entitled to postpone a filing or suspend sales once in any twelve (12) month period. If the Company postpones the filing of a registration statement, or suspends sales under an effective shelf registration statement, it shall promptly notify the Holders in writing when the events or circumstances permitting such postponement or suspension have ended. In the event of any suspension of sales under any registration statement pursuant to this Section 3.1(a), the Company shall extend the period during which such registration statement shall be maintained effective by the number of days in such suspension period.

          (b)  The Company will promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective (subject to paragraph (a) and the penultimate paragraph of this Section 3.1) for the Minimum Effective Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by

5

  such registration statement during such period in accordance with the intended methods of disposition by each Selling Holder included in such registration statement.

          (c)  The Company will, at least fifteen (15) days prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder, counsel representing such Selling Holders, and each underwriter, if any, of the Registrable Securities covered by such registration statement, copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and comment by the foregoing as promptly as practicable, but in any event within ten (10) days after delivery, and thereafter furnish to such Selling Holder, counsel and underwriter, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case, including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents or information as such Selling Holder, counsel or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder. The Company shall address in the filing all comments submitted by the Selling Holders, underwriters and their respective counsel.

          (d)  After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement, and confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or any order preventing or suspending the use of any prospectus or the initiation of any proceedings for that purpose; (iv) if, at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities, the representations and warranties of the Company contained in any agreement contemplated by Section 3.1(h) (including any underwriting agreement) cease to be true and correct in any material respect; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (vi) of the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a registration statement, prospectus or documents incorporated therein by reference so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the prospectus, it will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. After the filing of the registration statement, the Company will promptly furnish to each Selling Holder and the managing underwriter, without charge, at least one signed copy of the registration statement.

          (e)  The Company will use its reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder, the managing underwriters, if any, or their respective counsel reasonably (in light of such Selling Holder's intended plan of distribution) request; and (ii) cause such Registrable Securities to be registered with, or approved by, such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable

6

  such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e); (B) subject itself to taxation in any such jurisdiction; or (C) consent to general service of process in any such jurisdiction.

          (f)    The Company will promptly use its reasonable best efforts to prevent the entry, or obtain the withdrawal, of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Securities for sale in any jurisdiction.

          (g)  Upon the occurrence of any event contemplated by clause (vi) of Section 3.1(d), the Company will (i) promptly prepare a supplement or post-effective amendment to such registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) promptly make available to each Selling Holder any such supplement or amendment.

          (h)  The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. All of the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Selling Holders. None of such agreements shall increase the potential liability of the Selling Holders beyond that otherwise provided in Article IV of this Agreement.

          (i)    The Company will make available to each Selling Holder (and will deliver to their counsel) and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors, and will also make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement; or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided, however, that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company, to the extent possible, with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; provided further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose the Records. Each Selling Holder agrees that information obtained by it solely as a result of such inspections (not including publicly available information or any information obtained from a third party who, insofar as is known to the Selling Holder after

7

  reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public other than as a result of disclosure by such Selling Holder in breach of this provision. Each Selling Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (j)    In the case of an underwritten offering, the Company will furnish to each Selling Holder and to each underwriter, a signed counterpart, addressed to such Selling Holder or underwriter, of an opinion or opinions of outside counsel to the Company, and will use reasonable best efforts to furnish to such Selling Holder a comfort letter or comfort letters from the Company's independent certified public accountants (and if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and/or financial data are, or are required to be, included in the registration statement), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Selling Holders or the managing underwriter therefor reasonably requests.

          (k)  The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning on the first day of any fiscal quarter next succeeding the effective date of the registration statement, which earnings statement shall cover such twelve month period and shall satisfy the provisions of Section 11(a) of the Securities Act.

          (l)    If requested by the Selling Holders owning a majority of the Registrable Securities included in such registration statement, the Company will use its reasonable best efforts (a) to cause any class of Registrable Securities to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange; or (b) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers, Inc. (the "NASD").

          (m)  In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows;" provided, however, that the Company shall not be obligated so to participate in more than one such offering pursuant to a Shelf Registration or a Demand Registration in any twelve (12) month period.

          (n)  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities by such Selling Holder as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such registration any Holder who fails to provide such information.

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          (o)  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (iii), (v) and (vi) of Section 3.1(d), such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(g), and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Selling Holder's possession of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to clauses (iii), (v) or (vi) of Section 3.1(d) to the date when the Company shall make available to the Selling Holders a prospectus supplemented or amended to conform with the requirements of Section 3.1(g).

        In connection with any Piggy-Back Registration that includes Registrable Securities, the Company will take the actions contemplated by paragraphs (c)-(g) and (i)-(l) above.

        Section 3.2    Registration Expenses.    In connection with the Shelf Registration, every Demand Registration and every Piggy-Back Registration that includes Registrable Securities, the Company shall pay the following registration expenses incurred in connection with such registration (the "Registration Expenses"): (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or blue sky laws and of determination of eligibility of the Registrable Securities for investment under the laws of such jurisdiction as the managing underwriters or Holders of a majority of the Registrable Securities being sold may designate (including reasonable fees and disbursements of counsel in connection therewith); (iii) printing expenses (including printing certificates for the Registrable Securities to be sold and the prospectuses), messenger and delivery expenses, duplication, word processing, and telephone expenses; (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expenses of any annual audit or quarterly review, the expense of any liability insurance) and all fees and expenses incident to the performance of or compliance with this Agreement by the Company; (v) the fees and expenses incurred in connection with the listing of the Registrable Securities; (vi) reasonable fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.1(j)), reasonable fees and disbursements of all underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities); (vii) the fees and expenses of any special experts retained by the Company in connection with such registration; (viii) reasonable fees and expenses of one firm of counsel for the Holders, which counsel shall be chosen by Holders of a majority of the Registrable Securities included in such registration statement; and (ix) fees and disbursements of any transfer agent for the Registrable Securities. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

        Section 4.1    Indemnification by the Company.    The Company agrees to indemnify, to the fullest extent permitted by law, and hold harmless each Selling Holder, its managers, members, partners, stockholders, officers, directors, employees and agents, spouses, Affiliates, and each person, if any, who

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controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the managers, members, partners, stockholders, officers, directors, employees and agents of such controlling person (individually, a "Controlling Person" and collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fee, cost or expense and costs and expenses (including, without limitation, costs of preparation and attorneys' fees and disbursements) of investigating and defending any such claim (collectively, the "Damages"), joint or several, and any action in respect thereof to which such Selling Holder, its managers, members, partners, stockholders, officers, directors, employees or agents, or any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder or underwriter expressly for use therein, and shall reimburse each Selling Holder, its managers, members, partners, stockholders, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by such Selling Holder, its managers, members, partners, stockholders, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings.

        Section 4.2    Indemnification by Holders of Registrable Securities.    Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling person (individually, a "Company Controlling Person" and collectively, the "Company Controlling Persons"), to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to such Selling Holder's Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors, employees or agents or any such Company Controlling Persons or, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents or such Company Controlling Persons, shall have the rights and duties given to such Selling Holder, under Section 4.1. Each Selling Holder also agrees, severally but not jointly, to indemnify and hold harmless each other Selling Holder and any underwriters of the Registrable Securities, and their respective officers and directors and each person who controls each such other Selling Holder or underwriter on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement. In no event shall the liability of any Selling Holder be greater in amount than the dollar amount of the net proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        Section 4.3    Conduct of Indemnification Proceedings.    Promptly after receipt by any person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of

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such action; provided, however, that the failure to notify the Indemnifying Party shall not relieve it from any liability except to the extent that the Indemnifying Party is materially prejudiced as a result of such failure. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnifying Party acknowledges, in a writing in form and substance reasonably satisfactory to such Indemnified Party, such Indemnifying Party's liability for all Damages of such Indemnified Party to the extent specified in, and in accordance with, this Article IV. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

        Section 4.4    Contribution.

        (a)  If the indemnification provided for in this Article IV is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Selling Holders, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders, on the one hand, and the underwriters, on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations; and (ii) as between the Company, on the one hand, and each Selling Holder, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case, as set forth in the

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table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the underwriters. The relative fault of the Company, on the one hand, and of each Selling Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (b)  The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Selling Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any Damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any Damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligation to contribute pursuant to this Section 4.4 is several and not joint.

        (c)  The indemnity and contribution obligations contained in this Article IV are in addition to any liability any Indemnifying Party may otherwise have to an Indemnified Party or otherwise. The provisions of this Article IV shall survive, notwithstanding any transfer of the Registrable Securities by any Holder or any termination of this Agreement.

ARTICLE V

MISCELLANEOUS

        Section 5.1    Participation in Underwritten Registrations.    No person may participate in any underwritten registration hereunder unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (b) timely completes and executes all questionnaires, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement; provided, however, that (x) no Selling Holder shall be required to make any representations or warranties except those that are customary for a selling holder of securities; and (y) the liability of each Selling Holder to any underwriter under such underwriting agreement will be limited to liability arising from material misstatements or omissions in the relevant registration statement or the relevant prospectus regarding such Selling Holder and its intended method of distribution that were based upon information furnished in writing by such Selling Holder to

12

the Company expressly for use therein and any such liability shall not exceed an amount equal to the amount of net proceeds such Selling Holder derives from such registration.

        Section 5.2    Distribution.    During such time as any Selling Holder may be engaged in a distribution (within the meaning of Regulation M promulgated under the Exchange Act) of the Registrable Securities, such Selling Holder shall comply with Regulation M and pursuant thereto it shall, among other things, not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation.

        Section 5.3    SEC Reporting.

        (a)    Rules 144 and 144A.    The Company shall timely file any reports required to be filed by it under the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, the Company will, upon the request of any Holder or prospective purchaser from such Holder, make available such information necessary to permit sales pursuant to Rule 144A, and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time; or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

        (b)    S-3 Eligibility.    The Company shall use its best efforts to maintain its eligibility to use Form S-3 under the Securities Act at such time as the Company is eligible to use such Form.

        Section 5.4    Restrictions on Sale.

        (a)    By the Company.    The Company agrees, and shall use its best efforts to cause its Affiliates to agree, (i) not to effect any public sale or distribution of any equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the ninety (90) day period beginning on, the effective date of any registration statement (except as part of such registration statement) filed by the Company, in the case of an underwritten offering, if, and to the extent, reasonably requested by the managing underwriter or underwriters; and (ii) to use its best efforts to ensure that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities (other than to officers or employees) shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in clause (i) above, in each case, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (a) shall not prevent (A) the conversion or exchange of any securities pursuant to their terms into or for other securities; or (B) the issuance of any securities to employees of the Company or pursuant to any employee plan.

        (b)    By the Holders.    Each Holder agrees, and shall use its best efforts to cause its Affiliates to agree, not to effect any public sale or distribution of any equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the ninety (90) day period beginning on, the effective date of any registration statement (except as part of such registration statement) filed by the Company, in the case of an underwritten offering if, and to the extent, reasonably requested by the managing underwriter(s); provided, however, that all executive officers, directors and five percent (5%) stockholders of the Company agree to similar restrictions, which the Company will use its reasonable best efforts to enforce; provided further, that, no such 5% stockholder, director or officer shall be released, in whole or in part, from its respective agreement unless each of the Holders shall also be released from its agreement to the same extent as such 5% stockholder, director or officer. Notwithstanding the foregoing, this Section 5.4(b) shall not be deemed

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to restrict any Holder from selling any Common Stock or any security convertible into or exchangeable or exercisable for Common Stock in any private transaction exempt from the registration requirements of the Securities Act.

        Section 5.5    Notices.    All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by a reputable air courier service with tracking capability, with charges prepaid, or transmitted by hand delivery or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service.

        If to the Company, to:

    Thomas Group, Inc.
    5221 North O'Connor Boulevard
    Suite 500
    Irving, Texas 75039
    Attention: James Taylor
    Facsimile: (972) 443-1742

        with a copy (which shall not constitute notice) to:

    Jenkens & Gilchrist, P.C.
    1445 Ross Avenue
    Suite 3200
    Dallas, Texas 75202
    Attention: Henry Gilchrist
    Facsimile: (214) 855-4300

        If to the Initial Holder:

    Comerica Bank—Texas
    1508 W. Mockingbird, MC6510
    Dallas, Texas 75235
    Attn: Robin Kain

        with a copy (which shall not constitute notice) to:

    Winstead Sechrest & Minick P.C.
    5400 Renaissance Tower
    1201 Elm Street
    Dallas, TX 75270
    Attention: Joe Hyde
    Fax: (214) 745-5390

        If to any other Holder, to it at the address(es) or facsimile number(s) set forth in the notice referred to in Section 5.11 with respect to such Holder.

        Section 5.6    Governing Law.    This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Texas, and each party hereto submits to the non-exclusive jurisdiction of the state and federal courts within the County of Dallas in the State of Texas. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Texas or of the United States of America, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its

14

property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in Section 5.5, such service to become effective seven (7) days after such mailing. Nothing herein shall affect the right of either party to serve process in any of the matters permitted by law or to commence legal proceedings or otherwise proceed against the other party in any other jurisdiction. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

        Section 5.7    Entire Agreement.    This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.

        Section 5.8    Modifications and Amendments.    No amendment, modification or termination of this Agreement shall be binding upon any other party unless executed in writing by (a) the Company; and (b) by the Holders of a majority of the Registrable Securities.

        Section 5.9    Waivers and Extensions.    Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

        Section 5.10    Titles and Headings.    Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

        Section 5.11    Assignment.    This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by the Company. This Agreement and the rights, duties and obligations hereunder may be assigned or delegated in whole or in part by any Holder to a transferee or assignee of Registrable Securities; provided, however, that the Company shall not be obligated to recognize any such assignment or delegation, and such transferee or assignee shall not become a Holder, unless (a) the Company has received written notice of the name and address of such transferee or assignee and of the Registrable Securities with respect to which such assignment and/or delegation has been made; and (b) such transferee or assignee agrees to be bound by this Agreement as if such transferee or assignee was an original Purchaser. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns.

        Section 5.12    Severability.    This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

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        Section 5.13    Counterparts.    This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

        Section 5.14    Further Assurances.    Each party hereto, upon the request of any other party hereto, shall take all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

        Section 5.15    Remedies Cumulative; Specific Performance.    The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any remedies against the other party hereto. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

        Section 5.16    Other Registration Rights.    Without the written consent of the Holders of a majority of the Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the Holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of, this Agreement.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THOMAS GROUP, INC.
By:	/s/ JAMES T. TAYLOR
Name:	James T. Taylor
Title:	Chief Financial Officer
Address:
5221 North O'Connor Boulevard Suite 500 Irving, Texas 75039 Facsimile: (972) 443-1742

COMERICA BANK—TEXAS
By:	/s/ ROBIN KAIN
Robin Kain Vice President
Address:
1508 W. Mockingbird, MC6510 Dallas, Texas 75235

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NO ORAL AGREEMENTS

        This Agreement (the "Agreement") is executed as of November 26, 2002 by THOMAS GROUP, INC. ("Borrower"), THOMAS GROUP OF LOUISIANA, INC., THOMAS GROUP OF SWEDEN, INC. (collectively, the "Domestic Subsidiaries"), and THOMAS GROUP (SCHWEIZ) GMBH, THOMAS GROUP (SCHWEIZ RESULTS) GMBH, THOMAS GROUP ASIA PTE LTD, THOMAS GROUP HONG KONG LIMITED (collectively, the "Foreign Subsidiaries") and COMERICA BANK—TEXAS, a Texas banking association ("Lender"), in connection with credit accommodations made by the Lender to the Borrower (the "Loan"). The parties covenant and agree as follows:

(1)
The rights and obligations of the parties shall be determined solely from the written "Loan Agreement" (as such term is defined in Section 26.02(a)(2) of the Texas Business and Commerce Code) executed and delivered in connection with the Loan, and any oral agreements between or among the parties are superseded by and merged into the Loan Agreement.

(2)
The Loan Agreement has not been and may not be varied by any oral agreements or discussions that have or may occur before, contemporaneously with, or subsequent thereto.

(3)
THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        This Agreement, which may be executed in counterparts, is executed and delivered as of the date first written above.

BORROWER:		LENDER:
THOMAS GROUP, INC., a Delaware corporation		COMERICA BANK—TEXAS
By:	/s/ JIM TAYLOR Jim Taylor Chief Financial Officer; Vice President of Finance	By:	/s/ ROBIN M. KAIN Robin M. Kain Vice President
DOMESTIC SUBSIDIARIES:		FOREIGN SUBSIDIARIES:
THOMAS GROUP OF LOUISIANA, INC.		THOMAS GROUP ASIA PTE LTD
By:	/s/ ALEX W. YOUNG Alex W. Young Vice President; Secretary	By:	/s/ JIM TAYLOR Jim Taylor Director
THOMAS GROUP OF SWEDEN, INC.		THOMAS GROUP HONG KONG LIMITED
By:	/s/ ROBERT FRENCH Robert French Managing Director	By:	/s/ JIM TAYLOR Jim Taylor Director
THOMAS GROUP (SCHWEIZ) GMBH
		By:	/s/ ROBERT FRENCH Robert French Managing Director
THOMAS GROUP (SCHWEIZ RESULTS) GMBH
By:	/s/ ROBERT FRENCH
Printed Name:	Robert French
Its:

QuickLinks

  Exhibit 10.9
TABLE OF CONTENTS
EXHIBITS AND SCHEDULES
SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT
SCHEDULE OF EXHIBITS
LIST OF SCHEDULES
Exhibit "A"
Exhibit "B"
Schedule 8.4
Schedule 8.5
Schedule 8.11
Schedule 8.12
AMENDED AND RESTATED REVOLVING CREDIT NOTE
OMNIBUS AGREEMENT
SCHEDULE I
EXHIBIT A-1
EXHIBIT A-2
EXHIBIT A-3
EXHIBIT A-4
OMNIBUS GENERAL CERTIFICATE
SCHEDULE I
EXHIBIT A
RECITALS
EXHIBIT A
RECITALS
EXHIBIT A
WARRANT To Purchase Common Stock of THOMAS GROUP, INC.
SUBSCRIPTION FORM (To be executed only upon exercise of Warrant)
ASSIGNMENT FORM
REGISTRATION RIGHTS AGREEMENT
ARTICLE II REGISTRATION RIGHTS
ARTICLE III REGISTRATION PROCEDURES